UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 – 10/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

OCTOBER 31, 2008

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the “Fed”) has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions —on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities.Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year.At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(29.28)%	(36.10)%
Small cap U.S. equities (Russell 2000 Index)	(24.39)	(34.16)
International equities (MSCI Europe, Australasia, Far East Index)	(41.21)	(46.62)
Fixed income (Barclays Capital U.S. Aggregate Index*)	(3.63)	0.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(4.70)	(3.30)
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)	(24.86)	(25.41)

*	Formerly a Lehman Brothers Index.
Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2008	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc. (MYD) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended October 31, 2008, the Fund returned (25.06)% based on market price and (20.69)% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (19.05)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund maintained a neutral duration and yield curve posture for much of the period, but relative performance was adversely impacted by investments in lower-rated issues as credit spreads widened significantly. The Fund’s above-market exposure to lower-rated issues has sustained a highly competitive dividend yield among its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2008 ($9.66)[1]	7.95%
Tax Equivalent Yield[2]	12.23%
Current Monthly Distribution per Common Share[3]	$0.064
Current Annualized Distribution per Common Share[3]	$0.768
Leverage as of October 31, 2008[4]	40%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution rate is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low
Market Price	$9.66	$13.72	(29.59)%	$14.90	$6.49
Net Asset Value	$10.70	$14.36	(25.49)%	$14.40	$10.03

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
Sector	10/31/08	10/31/07
Hospital	18%	17%
City, County & State	16	15
Transportation	15	20
Education	13	5
Industrial & Pollution Control	12	15
Housing	8	4
Power	6	8
Tax Revenue	5	7
Tobacco	4	3
Lease Revenue	2	3
Water & Sewer	1	2
Resource Recovery	—	1

Credit Quality Allocations[5]
Credit Rating	10/31/08	10/31/07
AAA/Aaa	32%	40%
AA/Aa	24	17
A/A	15	11
BBB/Baa	8	10
BB/Ba	2	1
B/B	3	4
CCC/Caa	2	2
Not Rated[6]	14	15
5	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
6	The investment advisor has deemed certain of these non-rated securities are of investment grade quality. As of October 31, 2008 and October 31, 2007, the market value of these securities was $21,126,114 representing 3% and $28,842,801 representing 3%, respectively, of the Fund’s long-term investments.

4	ANNUAL REPORT	OCTOBER 31, 2008

Fund Summary as of October 31, 2008	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc. (MQY) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended October 31, 2008, the Fund returned (12.47)% based on market price and (16.79)% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.93)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Fund performance was negatively impacted by above-average exposure to the longer end of the yield curve, where yields increased rapidly while those in the very short end fell. The Fund also had above-average exposure to bonds subject to the alternative minimum tax (“AMT”), which underperformed non-AMT bonds. Finally, above-average exposure to insured bonds with weaker underlying credits hurt performance as monoline insurers’ credit ratings were downgraded.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2008 ($10.90)[1]	6.28%
Tax Equivalent Yield[2]	9.66%
Current Monthly Distribution per Common Share[3]	$0.057
Current Annualized Distribution per Common Share[3]	$0.684
Leverage as of October 31, 2008[4]	43%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low
Market Price	$10.90	$13.20	(17.42)%	$14.15	$6.78
Net Asset Value	$11.68	$14.88	(21.51)%	$15.11	$10.43

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
Sector	10/31/08	10/31/07
Transportation	23%	22%
City, County & State	20	24
Education	13	9
Water & Sewer	10	9
Industrial & Pollution Control	8	9
Hospital	8	8
Tax Revenue	7	8
Tobacco	3	2
Housing	3	2
Power	3	4
Lease Revenue	2	3

Credit Quality Allocations[5]
Credit Rating	10/31/08	10/31/07
AAA/Aaa	36%	86%
AA/Aa	50	7
A/A	5	5
BBB/Baa	6	—
B/B	3	—
Not Rated	—	2
5	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	OCTOBER 31, 2008	5

Fund Summary as of October 31, 2008	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc. (MQT) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund invests primarily in insured municipal bonds.

Performance

For the 12 months ended October 31, 2008, the Fund returned (20.31)% based on market price and (18.42)% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.93)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Fund performance was negatively impacted by above-average exposure to the longer end of the yield curve, where yields increased rapidly while those in the very short end fell. The Fund also had above-average exposure to bonds subject to the alternative minimum tax (“AMT”), which underperformed non-AMT bonds. Finally, above-average exposure to insured bonds with weaker underlying credits hurt performance as monoline insurers’ credit ratings were downgraded.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2008 ($8.75)[1]	6.86%
Tax Equivalent Yield[2]	10.55%
Current Monthly Distribution per Common Share[3]	$0.05
Current Annualized Distribution per Common Share[3]	$0.60
Leverage as of October 31, 2008[4]	44%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low
Market Price	$8.75	$11.60	(24.57)%	$12.20	$5.99
Net Asset Value	$10.17	$13.17	(22.78)%	$13.44	$9.08

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
Sector	10/31/08	10/31/07
Transportation	29%	27%
City, County & State	16	19
Education	12	7
Sales Tax	8	8
Water & Sewer	8	5
Housing	7	7
Industrial & Pollution Control	6	5
Power	5	9
Hospital	4	7
Lease Revenue	2	4
Tobacco	2	2
Resource Recovery	1	—

Credit Quality Allocations[5]
Credit Rating	10/31/08	10/31/07
AAA/Aaa	36%	85%
AA/Aa	54	9
A/A	7	6
BBB/Baa	3	—
5	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	OCTOBER 31, 2008

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates.At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds’ NAVs per share.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced.The Funds may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses.The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds.The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of October 31, 2008, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BlackRock MuniYield Fund, Inc.	40%
BlackRock MuniYield Quality Fund, Inc.	43%
BlackRock MuniYield Quality Fund II, Inc	44%

Derivative Instruments

The Funds may invest in various derivative instruments, including swap agreements and other instruments specified in the Notes to Financials Statements, which constitute additional forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument.The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured.The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell.The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	7

Schedule of Investments October 31, 2008	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 2.0%
Jefferson County, Alabama, Limited Obligation
School Warrants, Series A, 5.50%, 1/01/22	$5,250	$4,406,377
Tuscaloosa, Alabama, Special Care Facilities
Financing Authority, Residential Care Facility
Revenue Bonds (Capstone Village, Inc. Project),
Series A (a)(b):
5.625%, 8/01/25	2,200	1,419,572
5.875%, 8/01/36	6,425	3,879,158
		9,705,107
Arizona — 13.5%
Arizona State Transportation Board, Highway
Revenue Bonds, Sub-Series A:
5%, 7/01/21	5,825	5,844,572
5%, 7/01/22	7,030	7,032,953
5%, 7/01/23	5,240	5,252,471
Maricopa County, Arizona, IDA, Education Revenue
Bonds (Arizona Charter Schools Project 1),
Series A, 6.75%, 7/01/29	3,300	2,548,656
Maricopa County, Arizona, IDA, M/F Housing
Revenue Refunding Bonds (CRS Pine Ridge
Housing Corporation), Series A-1 (c)(d):
6%, 10/20/31	5,000	4,570,650
6.05%, 10/20/36	5,000	4,442,600
Phoenix, Arizona, IDA, Airport Facility, Revenue
Refunding Bonds (America West Airlines Inc.
Project), AMT:
6.25%, 6/01/19	3,000	2,056,530
6.30%, 4/01/23	5,090	3,259,840
Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
(Summit Apartments LLC Project) (d):
6.25%, 7/20/22	1,610	1,565,097
6.45%, 7/20/32	1,425	1,347,295
6.55%, 7/20/37	1,305	1,227,966
Pima County, Arizona, IDA, Education Revenue
Refunding Bonds (Arizona Charter Schools
Project II), Series A:
6.75%, 7/01/11 (e)	570	624,971
6.75%, 7/01/31	775	638,499
Pima County, Arizona, IDA, Revenue Bonds (Tucson
Electric Power Company), Series A,
6.375%, 9/01/29	3,000	2,310,300
Salt Verde Financial Corporation, Arizona, Senior
Gas Revenue Bonds:
5%, 12/01/32	10,020	6,250,075
5%, 12/01/37	11,525	6,938,165
Vistancia Community Facilities District, Arizona, GO:
5.50%, 7/15/20	3,000	2,566,800
5.75%, 7/15/24	2,125	1,788,358
Yavapai County, Arizona, IDA, Hospital Facility
Revenue Bonds (Yavapai Regional Medical Center),
Series A, 6%, 8/01/33	5,900	5,008,923
		65,274,721
California — 11.7%
California State, GO, 5%, 4/01/31 (f)	10	9,203
California State, GO, Refunding, 5%, 6/01/32	11,335	10,203,767
California State Public Works Board, Lease
Revenue Bonds:
(Department of Corrections), Series C,
5%, 6/01/25	2,000	1,844,940
(Department of Mental Health — Coalinga State
Hospital), Series A, 5.125%, 6/01/29	4,500	4,077,315
California State, Various Purpose, GO,
5.25%, 11/01/25	6,800	6,599,196
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds (e):
Series A-3, 7.875%, 6/01/13	5,500	6,450,785
Series A-4, 7.80%, 6/01/13	7,500	8,774,100
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Refunding
Bonds, Senior Series A-1, 5.125%, 6/01/47	3,090	1,814,232
Sacramento County, California, Airport System
Revenue Bonds, AMT, Senior Series B,
5.25%, 7/01/39 (g)	6,135	4,647,569
Santa Clara, California, Subordinated Electric
Revenue Bonds, Series A, 5%, 7/01/22 (h)	5,145	5,000,734
University of California Revenue Bonds (Multiple
Purpose Projects), Series Q, 5%, 9/01/21 (g)	7,465	7,422,599
		56,844,440
Colorado — 6.8%
Colorado Educational and Cultural Facilities Authority,
Revenue Refunding Bonds (University of Denver
Project), Series B, 5.25%, 3/01/16 (e)(i)	3,245	3,539,192
Colorado HFA, Revenue Refunding Bonds
(S/F Program), AMT, Series D-2, 6.90%, 4/01/29	215	222,652
Colorado Health Facilities Authority, Revenue
Refunding Bonds (Poudre Valley Health Care) (g):
5.20%, 3/01/31	1,425	1,330,394
Series B, 5.25%, 3/01/36	2,840	2,594,312
Series C, 5.25%, 3/01/40	5,000	4,472,600

Portfolio Abbreviations

To simplify the listings of portfolio holdings in Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	CABS	Capital Appreciation Bonds	IDR	Industrial Development Revenue Bonds
	COP	Certificates of Participation	M/F	Multi-Family
	EDA	Economic Development Authority	PCR	Pollution Control Revenue Bonds
	EDR	Economic Development Revenue Bonds	PILOT	Payment in Lieu of Taxes
	GO	General Obligation Bonds	S/F	Single-Family
	HDA	Housing Development Authority	SIFMA	Securities Industry and Financials Market Association
	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

8	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Colorado (concluded)
Denver, Colorado, City and County Airport Revenue
Bonds, AMT, Series D, 7.75%, 11/15/13 (f)	$7,080	$7,525,898
Elk Valley, Colorado, Public Improvement Revenue
Bonds (Public Improvement Fee), Series A:
7.10%, 9/01/14	1,105	1,077,872
7.35%, 9/01/31	5,065	4,364,409
Plaza Metropolitan District Number 1, Colorado,
Tax Allocation Revenue Bonds (Public
Improvement Fees):
8%, 12/01/25	6,850	6,312,960
8.125%, 12/01/25	1,885	1,646,397
		33,086,686
Connecticut — 0.1%
Connecticut State Development Authority, IDR
(AFCO Cargo BDL-LLC Project), AMT,
7.35%, 4/01/10	250	245,645
Florida — 6.0.%
Greater Orlando Aviation Authority, Florida, Airport
Facilities Revenue Bonds (JetBlue Airways Corp.),
AMT, 6.50%, 11/15/36	2,500	1,479,900
Hillsborough County, Florida, IDA, Exempt Facilities
Revenue Bonds (National Gypsum Company), AMT:
Series A, 7.125%, 4/01/30	11,500	7,577,465
Series B, 7.125%, 4/01/30	5,000	3,340,700
Lee County, Florida, Revenue Bonds,
5%, 10/01/22 (f)	4,705	4,571,566
Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport),
AMT, Series A, 5.25%, 10/01/38 (j)	5,150	3,917,862
Midtown Miami, Florida, Community Development
District, Special Assessment Revenue Bonds,
Series B, 6.50%, 5/01/37	5,395	4,151,183
Orange County, Florida, Health Facilities Authority,
Health Care Revenue Refunding Bonds (Orlando
Lutheran Towers), 5.375%, 7/01/20	1,100	824,615
Santa Rosa Bay Bridge Authority, Florida, Revenue
Bonds, 6.25%, 7/01/28	4,620	3,209,745
		29,073,036
Georgia — 1.3%
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A, 6.375%, 7/15/38 (a)(b)	3,445	533,975
Private Colleges and Universities Authority, Georgia,
Revenue Refunding Bonds (Emory University
Project), Series C, 5%, 9/01/38	6,400	5,941,824
		6,475,799
Idaho — 1.5%
Idaho Housing Agency, S/F Mortgage Revenue
Refunding Bonds, AMT, Senior Series C-2,
7.15%, 7/01/23	65	66,555
Power County, Idaho, Industrial Development
Corporation, Solid Waste Disposal Revenue Bonds
(FMC Corporation Project), AMT, 6.45%, 8/01/32	10,000	7,324,600
		7,391,155
Illinois — 1.8%
Bolingbrook, Illinois, Special Services Area Number 1,
Special Tax Bonds (Forest City Project),
5.90%, 3/01/27	1,000	795,630
Illinois State Finance Authority Revenue Bonds:
(Friendship Village of Schaumburg), Series A,
5.625%, 2/15/37	1,750	1,110,445
(Landing at Plymouth Place Project), Series A,
6%, 5/15/37	2,155	1,473,912
(Monarch Landing, Inc. Project), Series A,
7%, 12/01/37	1,445	1,116,364
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Bonds (McCormick
Place Expansion), Series A, 5.50%, 6/15/23 (h)	4,000	4,043,560
		8,539,911
Kansas — 0.3%
Lenexa, Kansas, Health Care Facility Revenue Bonds
(Lakeview Village Inc.), Series C, 6.875%,
5/15/12 (d)	1,250	1,414,600
Kentucky — 0.8%
Kentucky Economic Development Finance Authority,
Health System Revenue Refunding Bonds (Norton
Healthcare, Inc.) Series A:
6.625%, 10/01/10 (e)	2,350	2,554,050
6.625%, 10/01/28	650	614,328
Kentucky Economic Development Financing Authority,
Louisville Arena Project Revenue Bonds (Louisville
Arena Authority, Inc.), Sub-Series A-1,
6%, 12/01/38 (j)	800	755,432
		3,923,810
Louisiana — 8.1%
Louisiana Local Government Environmental Facilities
and Community Development Authority Revenue
Bonds (Westlake Chemical Corporation),
6.75%, 11/01/32	10,000	7,569,000
Louisiana Public Facilities Authority, Hospital Revenue
Bonds (Franciscan Missionaries of Our Lady Health
System, Inc.), Series A, 5.25%, 8/15/36	6,750	5,164,088
Louisiana Public Facilities Authority, Revenue
Refunding Bonds (Pennington Medical Foundation
Project), 5%, 7/01/31	1,000	749,540
Louisiana State Citizens Property Insurance
Corporation, Assessment Revenue Bonds,
Series B, 5%, 6/01/20 (f)	10,000	9,513,600
Port New Orleans, Louisiana, IDR, Refunding
(Continental Grain Company Project),
6.50%, 1/01/17	19,000	16,393,580
		39,389,808
Maryland — 4.2%
Baltimore, Maryland, Convention Center Hotel
Revenue Bonds:
Senior Series A, 5.25%, 9/01/39 (k)(l)	5,625	5,220,562
Sub-Series B, 5.875%, 9/01/39	1,920	1,319,002
Maryland State Community Development
Administration, Department of Housing and
Community Development, Residential Revenue
Refunding Bonds, AMT, Series A, 4.65%, 9/01/32	2,580	1,806,103
Maryland State Energy Financing Administration,
Limited Obligation Revenue Bonds (Cogeneration —
AES Warrior Run), AMT, 7.40%, 9/01/19	3,000	2,560,170

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland (concluded)
Maryland State Health and Higher Educational
Facilities Authority, Revenue Refunding Bonds:
(Peninsula Regional Medical Center),
5%, 7/01/36	$5,000	$3,920,150
(University of Maryland Medical System),
6%, 7/01/12 (e)	4,000	4,365,560
Maryland State Industrial Development Financing
Authority, EDR (Our Lady of Good Counsel School),
Series A, 6%, 5/01/35	500	350,255
Prince Georges County, Maryland, Special Obligation
Bonds (National Harbor Project), 5.20%, 7/01/34	1,500	1,000,965
		20,542,767
Massachusetts — 3.2%
Massachusetts State Development Finance Agency,
Human Service Provider Revenue Bonds (Seven
Hills Foundation & Affiliates), 5%, 9/01/35 (m)	3,500	2,667,770
Massachusetts State Development Finance Agency,
Revenue Refunding Bonds (Western New England
College), Series A, 5%, 9/01/33 (j)	2,750	2,442,357
Massachusetts State Special Obligation Dedicated
Tax Revenue Bonds, 5.25%, 1/01/14 (e)(i)	10,000	10,383,700
		15,493,827
Michigan — 1.7%
Macomb County, Michigan, Hospital Finance Authority,
Hospital Revenue Bonds (Mount Clemens General
Hospital), Series B, 5.875%, 11/15/13 (e)	6,060	6,723,934
Michigan State Hospital Finance Authority, Revenue
Refunding Bonds (Henry Ford Health System),
Series A, 5.25%, 11/15/32	1,000	786,190
Michigan State Strategic Fund, PCR, Refunding
(General Motors Corp.), 6.20%, 9/01/20	2,500	800,100
		8,310,224
Minnesota — 0.7%
Eden Prairie, Minnesota, M/F Housing Revenue
Bonds (Rolling Hills Project), Series A (d):
6%, 8/20/21	420	430,529
6.20%, 2/20/43	2,000	1,960,800
Minneapolis, Minnesota, M/F Housing Revenue
Bonds (Gaar Scott Loft Project), AMT,
5.95%, 5/01/30	915	901,440
		3,292,769
Missouri — 4.2%
Missouri State Highways and Transportation
Commission, First Lien State Road Revenue
Bonds, Series A:
5%, 5/01/20	5,000	5,106,550
5%, 5/01/21	15,000	15,227,700
		20,334,250
Nebraska — 0.3%
Lincoln, Nebraska, Sanitation and Sewer
Revenue Bonds:
4.25%, 6/15/24	865	746,858
4.25%, 6/15/25	905	777,413
		1,524,271
New Hampshire — 0.7%
New Hampshire Health and Education Facilities
Authority, Revenue Refunding Bonds (Elliot Hospital),
Series B, 5.60%, 10/01/22	3,425	3,157,062
New Jersey — 18.5%
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.50%, 6/15/24	11,435	9,064,868
New Jersey EDA, First Mortgage Revenue Bonds:
(Lions Gate Project), Series A, 5.75%, 1/01/25	710	527,189
(Lions Gate Project), Series A, 5.875%, 1/01/37	230	157,568
(The Presbyterian Home), Series A,
6.375%, 11/01/31	3,000	2,256,750
New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5%, 7/01/29 (h)	20,000	18,563,000
New Jersey EDA, Retirement Community Revenue
Bonds (Cedar Crest Village Inc. Facility), Series A,
7.25%, 11/15/11 (e)	4,400	4,866,928
New Jersey EDA, School Facilities Construction
Revenue Bonds, Series O, 5.25%, 3/01/23	8,825	8,862,065
New Jersey EDA, Special Facility Revenue Bonds
(Continental Airlines Inc. Project), AMT:
6.25%, 9/15/19	3,905	2,560,235
6.25%, 9/15/29	14,000	7,878,360
New Jersey Health Care Facilities Financing Authority
Revenue Bonds (Pascack Valley Hospital
Association) (a)(b):
6%, 7/01/13	1,335	44,455
6.625%, 7/01/36	1,835	61,105
New Jersey State Transportation Trust Fund Authority,
Transportation System Revenue Bonds:
Series A, 5.50%, 12/15/21	3,975	4,064,716
Series A, 5.50%, 12/15/22	6,600	6,703,356
Series C, 5.05%, 12/15/35 (f)(h)(n)	13,110	2,494,702
Series D, 5%, 6/15/19 (f)	5,425	5,429,828
Series D, 5%, 6/15/20	9,410	9,251,630
Series D, 5%, 6/15/20 (f)	7,000	6,912,220
		89,698,975
New York — 12.0%
Dutchess County, New York, IDA, Civic Facility
Revenue Refunding Bonds (Saint Francis Hospital),
Series A, 7.50%, 3/01/29	2,200	2,103,398
Metropolitan Transportation Authority, New York,
Transportation Revenue Refunding Bonds, Series F,
5%, 11/15/35	11,000	9,616,530
New York City, New York, City IDA, PILOT Revenue
Bonds (Queens Baseball Stadium Project) (f):
5%, 1/01/22	2,000	1,871,420
5%, 1/01/23	2,175	2,018,204
New York City, New York, City IDA, Special Facility
Revenue Bonds (British Airways Plc Project), AMT,
7.625%, 12/01/32	1,250	903,400
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Refunding Bonds,
Series S-1, 4.50%, 1/15/38	1,970	1,528,109
New York City, New York, GO, Refunding, Series A (i):
6.375%, 5/15/14	1,020	1,074,091
6.375%, 5/15/15	95	100,038
New York City, New York, GO, Series O, 5%, 6/01/33	2,500	2,198,675

See Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
New York State Dormitory Authority, Non-State
Supported Debt, Revenue Refunding Bonds:
(Mount Sinai Health), Series A, 6.75%,
7/01/10 (e)	$3,145	$3,403,771
(Mount Sinai-NYU Medical Center Health
System), Series A, 6.75%, 7/01/20	1,855	1,870,248
New York State Dormitory Authority, State Personal
Income Tax Revenue Bonds (Education), Series F,
5%, 3/15/35	5,000	4,588,800
Suffolk County, New York, IDA, IDR, Refunding
(Nissequogue Cogeneration Partners Facility), AMT,
5.50%, 1/01/23	2,500	1,865,575
Tobacco Settlement Financing Corporation of
New York Revenue Bonds, Series C-1,
5.50%, 6/01/21	9,400	9,232,304
Triborough Bridge and Tunnel Authority, New York,
Subordinate Revenue Bonds, 5.25%, 11/15/30	10,000	9,807,800
Westchester County, New York, IDA, Continuing Care
Retirement, Mortgage Revenue Bonds (Kendal on
Hudson Project), Series A:
6.50%, 1/01/13 (e)	2,895	3,275,606
6.375%, 1/01/24	3,450	2,815,856
		58,273,825
North Carolina — 2.1%
North Carolina Eastern Municipal Power Agency,
Power System Revenue Bonds, Series D,
6.75%, 1/01/26	4,750	4,756,982
North Carolina HFA, Home Ownership Revenue
Bonds, AMT, Series 8-A, 6.20%, 7/01/16	145	143,984
North Carolina, HFA, S/F Revenue Bonds, Series II,
6.20%, 3/01/16 (c)	570	593,319
North Carolina Medical Care Commission, Health
Care Facilities, First Mortgage Revenue Bonds:
(Arbor Acres Community Project),
6.375%, 3/01/12 (e)	1,000	1,100,560
(Presbyterian Homes Project), 5.40%, 10/01/27	5,000	3,555,150
		10,149,995
Ohio — 6.0%
American Municipal Power, Inc., Ohio, Revenue
Refunding Bonds (Prairie State Energy Campus
Project), Series A, 5%, 2/15/38	6,885	5,999,589
Buckeye Tobacco Settlement Financing Authority,
Ohio, Tobacco Settlement Asset-Backed Bonds,
Series A-2, 6.50%, 6/01/47	7,460	5,114,874
Cincinnati, Ohio, City School District, GO (Classroom
Construction and Improvement), Refunding,
5.25%, 12/01/20 (h)(i)	3,000	3,059,640
Hamilton County, Ohio, Sewer System Improvement
Revenue Bonds (The Metropolitan Sewer District
of Greater Cincinnati), Series B, 5%, 12/01/28 (h)	5,065	4,794,478
Lucas County, Ohio, Health Care Facility Revenue
Refunding and Improvement Bonds (Sunset
Retirement Communities), Series A,
6.625%, 8/15/30	2,175	2,051,830
Mason, Ohio, City School District, GO (School
Improvement), 5%, 6/01/14 (e)(g)	5,000	5,372,800
Port of Greater Cincinnati Development Authority,
Ohio, Special Assessment Revenue Bonds
(Cooperative Public Parking Infrastructure
Project), 6.30%, 2/15/24	970	783,149
Toledo-Lucas County, Ohio, Port Authority Revenue
Bonds (Saint Mary Woods Project), Series A:
6%, 5/15/24	750	562,605
6%, 5/15/34	2,250	1,528,245
		29,267,210
Oregon — 1.7%
Oregon State Department of Administrative Services,
COP, Series A, 6%, 5/01/10 (d)(e)	4,405	4,669,961
Oregon State, GO, Refunding (Veterans Welfare),
Series 80A, 5.70%, 10/01/32	2,280	2,306,015
Portland, Oregon, Housing Authority, Housing
Revenue Bonds (Pine Square and University
Place), Series A, 5.875%, 1/01/22	1,610	1,382,427
		8,358,403
Pennsylvania — 5.2%
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue Bonds
(National Gypsum Company), AMT, Series A,
6.25%, 11/01/27	5,270	3,196,255
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 97A, 4.60%, 10/01/27	2,450	1,811,530
Pennsylvania State Higher Educational Facilities
Authority, Health Services Revenue Refunding
Bonds (Allegheny Delaware Valley Obligation),
Series C, 5.875%, 11/15/16 (g)	16,270	13,088,239
Philadelphia, Pennsylvania, Authority for IDR,
Commercial Development, 7.75%, 12/01/17	1,265	1,198,018
Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Bonds (Guthrie Healthcare System),
Series B, 7.125%, 12/01/11 (e)	5,000	5,935,350
		25,229,392
Rhode Island — 1.3%
Central Falls, Rhode Island, Detention Facility
Corporation, Revenue Refunding Bonds,
7.25%, 7/15/35	4,240	3,624,479
Woonsocket, Rhode Island, GO (g)(h):
6%, 10/01/17	1,225	1,260,929
6%, 10/01/18	1,195	1,226,070
		6,111,478
South Dakota — 0.8%
South Dakota State Health and Educational Facilities
Authority Revenue Bonds (Sanford Health),
5%, 11/01/40	5,210	4,107,929
Tennessee — 0.7%
Hardeman County, Tennessee, Correctional Facilities
Corporation Revenue Bonds, 7.75%, 8/01/17	3,775	3,501,161
Texas — 14.0%
Alliance Airport Authority, Inc., Texas, Special Facilities
Revenue Refunding Bonds (American Airlines Inc.
Project), AMT, 5.75%, 12/01/29	3,500	1,225,175
Austin, Texas, Convention Center Revenue Bonds
(Convention Enterprises Inc.), First Tier, Series A,
6.70%, 1/01/11 (e)	5,000	5,381,750

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Bexar County, Texas, Housing Finance Corporation,
M/F Housing Revenue Bonds (Water at Northern
Hills Apartments), Series A (g):
5.80%, 8/01/21	$1,300	$1,079,273
6%, 8/01/31	2,460	1,922,392
6.05%, 8/01/36	1,000	765,840
Dallas-Fort Worth, Texas, International Airport Facility
Improvement Corporation, Revenue Refunding
Bonds (American Airlines, Inc.), AMT,
5.50%, 11/01/30	12,500	4,375,500
Gregg County, Texas, Health Facilities Development
Corporation, Hospital Revenue Bonds (Good
Shepherd Medical Center Project) (e)(m):
6.375%, 10/01/10	2,000	2,165,920
6.875%, 10/01/10	3,000	3,276,510
Guadalupe-Blanco River Authority, Texas, Sewage and
Solid Waste Disposal Facility Revenue Bonds
(E. I. du Pont de Nemours and Company Project),
AMT, 6.40%, 4/01/26	5,000	4,978,900
Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
Bonds (Citgo Petroleum Corporation Project), AMT,
7.50%, 5/01/25	3,900	3,729,297
Houston, Texas, Airport System, Special Facilities
Revenue Bonds (Continental Airlines), AMT, Series E:
7.375%, 7/01/22	3,500	2,135,035
7%, 7/01/29	3,000	1,875,000
Houston, Texas, Industrial Development Corporation
Revenue Bonds (Air Cargo), AMT, 6.375%, 1/01/23	1,595	1,355,271
Lower Colorado River Authority, Texas, PCR (Samsung
Austin Semiconductor), AMT:
6.375%, 4/01/27	4,830	3,844,970
6.95%, 4/01/30	3,330	2,853,510
North Texas Tollway Authority, System Revenue
Refunding Bonds, Second Tier, Series F,
6.125%, 1/01/31	12,140	11,181,304
San Antonio Energy Acquisition Public Facilities
Corporation, Texas, Gas Supply Revenue Bonds:
5.50%, 8/01/23	6,955	5,156,437
5.50%, 8/01/25	6,365	4,678,848
Texas State Turnpike Authority, Central Texas Turnpike
System Revenue Bonds, First Tier, Series A,
5.50%, 8/15/39 (e)	6,500	5,685,355
		67,666,287
Virginia — 6.3%
James City County, Virginia, EDA, Residential Care
Facility, First Mortgage Revenue Refunding Bonds
(Williamsburg Landing, Inc.), Series A:
5.35%, 9/01/26	1,500	1,083,570
5.50%, 9/01/34	2,000	1,359,180
Virginia State, HDA, Commonwealth Mortgage
Revenue Bonds, Series H, Sub-Series H-1,
5.375%, 7/01/36 (g):	30,930	27,608,737
Winchester, Virginia, IDA, Residential Care Facilities,
Revenue Bonds (Westminster-Canterbury),
Series A, 5.20%, 1/01/27	1,000	714,350
		30,765,837
Washington — 0.4%
Vancouver, Washington, Housing Authority, Housing
Revenue Bonds (Teal Pointe Apartments
Project), AMT:
6%, 9/01/22	945	796,115
6.20%, 9/01/32	1,250	966,413
		1,762,528
Wisconsin — 1.5%
Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
AMT, 6.50%, 1/01/25	685	582,435
Wisconsin State, GO, AMT, Series B, 6.20%,
11/01/26 (g)	415	420,632
Wisconsin State Health and Educational Facilities
Authority, Revenue Refunding Bonds (Franciscan
Sisters Healthcare), 5%, 9/01/26	7,925	6,031,559
		7,034,626
Wyoming — 0.8%
Wyoming Community Development Authority, Housing
Revenue Bonds, AMT, Series 3, 4.75%, 12/01/37	5,315	3,617,974
Puerto Rico — 2.2%
Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
Refunding Bonds, Series N, 5.25%, 7/01/34 (i)	4,610	4,104,606
Puerto Rico Electric Power Authority, Power Revenue
Refunding Bonds, Series UU, 5%, 7/01/23 (f)	7,100	6,636,654
		10,741,260
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refinery
Facilities Revenue Bonds (Hovensa Refinery),
AMT, 6.125%, 7/01/22	6,250	4,922,250
Total Municipal Bonds — 143.4%		695,229,018

Municipal Bonds Transferred to
Tender Option Bond Trusts (o)
Alabama — 0.8%
Birmingham, Alabama, Special Care Facilities
Financing Authority, Revenue Refunding Bonds
(Ascension Health Credit), Series C-2,
5%, 11/15/36	4,538	3,724,823
Colorado — 2.3%
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health) (g):
Series C-3, 5.10%, 10/01/41	7,490	6,613,970
Series C-7, 5%, 9/01/36	4,800	4,248,288
		10,862,258
Connecticut — 3.5%
Connecticut State Health and Educational Facilities
Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	9,130	8,513,725
Series X-3, 4.85%, 7/01/37	9,270	8,477,230
		16,990,955
North Carolina — 3.6%
North Carolina Capital Facilities Finance Agency,
Revenue Refunding Bonds (Duke University
Project), Series A, 5%, 10/01/41	18,898	17,439,550

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (o)	(000)	Value
Tennessee — 2.0%
Shelby County, Tennessee, Health, Educational and
Housing Facility Board, Hospital Revenue Refunding
Bonds (Saint Jude Children’s Research Hospital),
5%, 7/01/31	$11,240	$9,881,533
South Carolina — 3.4%
Charleston Educational Excellence Financing
Corporation, South Carolina, Revenue Bonds
(Charleston County School District) (j):
5.25%, 12/01/28	7,795	7,559,435
5.25%, 12/01/29	6,920	6,630,398
5.25%, 12/01/30	2,510	2,375,012
		16,564,845
Virginia — 3.3%
University of Virginia, Revenue Refunding Bonds,
5%, 6/01/40	10,620	10,025,068
Virginia State, HDA, Commonwealth Mortgage
Revenue Bonds, Series H, Sub-Series H-1,
5.35%, 7/01/31 (h)	6,720	6,097,190
		16,122,258
Washington — 1.0%
Central Puget Sound Regional Transportation
Authority, Washington, Sales and Use Tax Revenue
Bonds, Series A, 5%, 11/01/32 (g)	5,384	4,933,676
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 19.9%		96,519,898
Total Long-Term Investments — (Cost — $918,838,722) — 163.3%		791,748,916

Short-Term Securities	Shares
Merrill Lynch Institutional Tax-Exempt Fund,
1.63% (p)(q)	7,457,277	7,457,277
Total Short-Term Securities (Cost — $7,457,277) — 1.5%		7,457,277
Total Investments (Cost — $926,295,999*) — 164.8%		799,206,193
Other Assets Less Liabilities — 2.6%		12,767,825
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (11.3)%		(55,083,385)
Preferred Shares, at Redemption Value — (56.1)%		(271,946,089)
Net Assets Applicable to Common Shares — 100.0%		$484,944,544

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$869,962,519
Gross unrealized appreciation	$9,769,101
Gross unrealized depreciation	(135,197,503)
Net unrealized depreciation	$(125,428,402)

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy or is in default of interest payments.
(c)	FHA Insured.
(d)	GNMA Collateralized.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	AMBAC Insured.
(g)	FSA Insured.
(h)	MBIA Insured.
(i)	FGIC Insured.
(j)	Assured Guaranty Insured.
(k)	XL Capital Insured.
(l)	BHAC Insured.
(m)	Radian Insured.
(n)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(o)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(p)	Represents the current yield as of report date.
(q)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
Merrill Lynch Institutional Tax-Exempt Fund	2,555,904	$322,754

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	13

Schedule of Investments October 31, 2008	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.7%
Jefferson County, Alabama, Limited Obligation
School Warrants, Series A, 4.75%, 1/01/25	$3,000	$2,330,850
Arizona — 0.5%
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, 5%, 12/01/32	2,970	1,852,567
California — 18.7%
Alameda Corridor Transportation Authority, California,
Capital Appreciation Revenue Refunding Bonds,
Subordinate Lien, Series A, 5.45%, 10/01/25 (a)(b)	4,150	3,318,382
Arcadia, California, Unified School District, GO
(Election of 2006), CABS, Series A,
4.96%, 8/01/39 (c)(d)	2,200	295,790
Cabrillo, California, Community College District, GO
(Election of 2004), Series B (d)(e):
5.20%, 8/01/37	3,250	496,372
4.87%, 8/01/38	7,405	1,057,286
California State, GO, 5.50%, 4/01/28	5	4,900
California State, GO, Refunding:
5.125%, 6/01/27	30	28,333
5.25%, 2/01/33 (f)	5,700	5,308,068
California State University, Systemwide Revenue
Bonds, Series A, 5%, 11/01/35 (e)(g)	3,450	3,080,091
California State, Various Purpose, GO,
5.50%, 11/01/33	2,450	2,359,864
Chino Valley, California, Unified School District, GO
(Election of 2002), Series C, 5.25%, 8/01/30 (e)	1,200	1,151,820
Coast Community College District, California, GO,
Refunding (Election of 2002), Series C,
5.45%, 8/01/13 (b)(c)	2,800	1,938,664
East Side Union High School District, California,
Santa Clara County, GO (Election of 2002), Series D,
5%, 8/01/26 (h)	2,150	1,994,469
Fresno, California, Unified School District, GO
(Election of 2001), Series E, 5%, 8/01/30 (c)	1,230	1,143,592
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds,
Series B, 5.50%, 6/01/13 (h)(i)	10,000	10,760,900
Los Angeles, California, Municipal Improvement
Corporation, Lease Revenue Bonds, Series B1,
4.75%, 8/01/37 (g)	3,210	2,607,034
Metropolitan Water District of Southern California,
Waterworks Revenue Bonds, Series B-1 (e)(g):
5%, 10/01/29	4,000	3,820,040
5%, 10/01/36	2,275	2,098,961
Mount Diablo, California, Unified School District, GO
(Election of 2002), 5%, 7/01/27 (b)(g)	2,000	1,844,580
Orange County, California, Sanitation District, COP:
5%, 2/01/33 (e)(g)	2,750	2,468,538
Series B, 5%, 2/01/30 (c)	3,500	3,228,400
Series B, 5%, 2/01/31 (c)	1,200	1,097,556
Poway, California, Redevelopment Agency, Tax
Allocation Refunding Bonds (Paguay Redevelopment
Project), 5.125%, 6/15/33 (a)	2,000	1,699,000
Sacramento, California, Unified School District, GO
(Election of 2002), 5%, 7/01/30 (e)	2,500	2,312,900
San Jose, California, Airport Revenue Refunding
Bonds, AMT, Series A, 5.50%, 3/01/32 (a)	5,200	4,242,472
San Jose, California, Unified School District, Santa
Clara County, GO (Election of 2002), Series B,
5%, 8/01/29 (e)(g)	2,825	2,624,849
San Mateo County, California, Community College
District, GO (Election of 2001), Series A,
5%, 9/01/26 (e)(g)	2,725	2,604,010
Ventura County, California, Community College District,
GO (Election of 2002), Series B, 5%, 8/01/30 (e)	3,150	2,865,870
		66,452,741
Colorado — 1.2%
Colorado Health Facilities Authority Revenue Bonds
(Covenant Retirement Communities Inc.), Series A (f):
5.50%, 12/01/27	1,600	1,327,280
5.50%, 12/01/33	900	703,656
E-470 Public Highway Authority, Colorado, Capital
Appreciation Revenue Refunding Bonds, Series B,
5.485%, 9/01/29 (d)(e)	9,000	2,112,210
		4,143,146
District of Columbia — 0.7%
District of Columbia, Revenue Refunding Bonds
(Catholic University of America) (a):
5.625%, 10/01/09 (i)	1,930	2,017,583
5.625%, 10/01/29	570	565,468
		2,583,051
Florida — 5.0%
Beacon Tradeport Community Development District,
Florida, Special Assessment Revenue Refunding
Bonds (Commercial Project), Series A,
5.625%, 5/01/32 (f)	2,235	1,910,478
Duval County, Florida, School Board, COP (Master
Lease Program), 5%, 7/01/33 (c)	3,100	2,706,889
Florida State Department of Environmental Protection,
Preservation Revenue Bonds, Series B, 5%,
7/01/27 (e)	2,545	2,344,479
Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport), AMT:
5%, 10/01/40 (h)(j)	8,200	5,893,422
Series A, 5%, 10/01/38 (k)	3,000	2,134,770
Miami, Florida, Special Obligation Revenue Bonds
(Street and Sidewalk Improvement Program),
5%, 1/01/37 (e)	1,100	926,409
Orange County, Florida, Sales Tax Revenue Refunding
Bonds, Series B, 5.125%, 1/01/32 (e)(g)	2,200	1,978,284
		17,894,731
Georgia — 3.6%
Atlanta, Georgia, Airport Passenger Facility Charge and
Subordinate Lien General Revenue Refunding
Bonds, Series C, 5%, 1/01/33 (c)	3,500	3,171,910
Atlanta, Georgia, Water and Wastewater
Revenue Bonds:
5%, 11/01/34 (c)	4,270	3,788,130
Series A, 5%, 11/01/33 (e)	1,200	1,031,784
Series A, 5%, 11/01/39 (e)	2,525	2,194,679
Augusta, Georgia, Water and Sewer Revenue Bonds,
5.25%, 10/01/39 (c)	2,820	2,756,606
		12,943,109

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Hawaii — 0.6%
Hawaii State, GO, Series CX, 5.50%, 2/01/21 (c)	$2,000	$2,027,700
Illinois — 23.9%
Chicago, Illinois, O’Hare International Airport, General
Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (c)	3,400	3,058,232
5.75%, 1/01/24 (c)	4,000	3,578,080
6%, 1/01/29 (h)	3,300	2,916,771
Chicago, Illinois, O’Hare International Airport, General
Airport Revenue Refunding Bonds, Third Lien, AMT:
Series A, 5.75%, 1/01/21 (e)	13,665	12,467,673
Series A, 5.50%, 1/01/22 (e)	5,000	4,408,150
Series A, 5.375%, 1/01/32 (e)	12,500	9,999,125
Series A-2, 5.75%, 1/01/21 (c)	2,665	2,450,094
Chicago, Illinois, Water Revenue Refunding Bonds,
Second Lien, 5.25%, 11/01/33 (c)	10,500	9,664,935
Cook County, Illinois, Capital Improvement, GO,
Series C, 5.50%, 11/15/12 (a)(i)	5,080	5,529,377
Illinois Sports Facilities Authority, State Tax Supported
Revenue Bonds, 5.212%, 6/15/30 (a)(b)	28,525	23,968,131
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Refunding Bonds
(McCormick Place Expansion Project), 5.50%,
12/15/24 (e)(g)	7,000	7,063,350
		85,103,918
Indiana — 1.7%
Indianapolis, Indiana, Local Public Improvement Bond
Bank, Revenue Refunding Bonds (Indianapolis
Airport Authority Project), AMT, Series B (e):
5.25%, 1/01/28	2,470	2,010,703
5.25%, 1/01/30	5,055	4,033,486
		6,044,189
Louisiana — 3.8%
Louisiana Local Government Environmental Facilities
and Community Development Authority, Revenue
Bonds (Capital Projects and Equipment Acquisition
Program), Series A, 6.30%, 7/01/30 (a)	5,100	4,424,454
Louisiana State Gas and Fuels Tax Revenue Bonds,
Series A, 4.75%, 5/01/39 (c)	7,050	5,689,914
Louisiana State Transportation Authority, Senior Lien
Toll Revenue Capital Appreciation Bonds, Series B,
5.31%, 12/01/27 (a)(d)	4,675	1,329,243
Rapides Financing Authority, Louisiana, Revenue
Bonds (Cleco Power LLC Project), AMT, 4.70%,
11/01/36 (a)	800	540,992
Terrebonne Parish, Louisiana, Hospital Service District
Number 1, Hospital Revenue Bonds (Terrebonne
General Medical Center Project), 5.50%, 4/01/33 (a)	1,800	1,487,880
		13,472,483
Maryland — 1.3%
Baltimore, Maryland, Convention Center Hotel Revenue
Bonds, Senior Series A, 5.25%, 9/01/39 (h)(l)	4,810	4,464,161
Massachusetts — 3.3%
Massachusetts Bay Transportation Authority, Revenue
Refunding Bonds (General Transportation System),
Series A, 7%, 3/01/14 (e)	3,550	3,961,055
Massachusetts State, HFA, Rental Housing Mortgage
Revenue Bonds, AMT, Series C, 5.60%, 1/01/45 (c)	4,000	3,162,680
Massachusetts State, HFA, S/F Housing Revenue
Bonds, AMT, Series 128, 4.80%, 12/01/27 (c)	2,200	1,686,806
Massachusetts State Port Authority, Special Facilities
Revenue Bonds (Delta Air Lines Inc. Project), AMT,
Series A, 5.50%, 1/01/19 (a)	3,825	3,022,018
		11,832,559
Michigan — 5.0%
Detroit, Michigan, Sewage Disposal System, Second
Lien Revenue Bonds, Series B, 5%, 7/01/36 (e)(g)	4,650	3,921,159
Detroit, Michigan, Sewage Disposal System, Second
Lien Revenue Refunding Bonds, Series E, 5.75%,
7/01/31 (g)(l)	3,300	3,306,963
Michigan Higher Education Student Loan Authority,
Student Loan Revenue Refunding Bonds, AMT,
Series XVII-G, 5.20%, 9/01/20 (a)	2,140	1,844,744
Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds (Detroit Edison Company
Pollution Control Project), AMT (h):
Series A, 5.50%, 6/01/30	1,700	1,393,694
Series C, 5.65%, 9/01/29	3,300	2,805,429
Series C, 5.45%, 12/15/32	5,800	4,631,184
		17,903,173
Minnesota — 1.0%
Dakota County, Minnesota, Community Development
Agency, S/F Mortgage Revenue Bonds (Mortgage-
Backed Securities Program), Series B, 5.15%,
12/01/38 (m)(n)(o)	4,041	3,469,989
Nebraska — 0.6%
Washington County, Nebraska, Wastewater Facilities
Revenue Bonds (Cargill Inc. Project), AMT,
5.90%, 11/01/27	2,300	2,118,231
Nevada — 10.0%
Carson City, Nevada, Hospital Revenue Bonds
(Carson-Tahoe Hospital Project), Series A,
5.50%, 9/01/33 (f)	4,100	3,159,296
Clark County, Nevada, Airport System Subordinate
Lien Revenue Bonds, Series A-2 (e)(g):
5%, 7/01/30	2,000	1,730,800
5%, 7/01/36	19,100	15,822,440
Clark County, Nevada, IDR (Southwest Gas Corp.
Project), AMT (g):
Series A, 4.75%, 9/01/36	2,300	1,325,168
Series D, 5.25%, 3/01/38 (e)	12,000	7,539,600
Washoe County, Nevada, School District, GO,
5.875%, 12/01/09 (c)(i)	5,710	5,964,894
		35,542,198
New Hampshire — 1.3%
New Hampshire State Business Finance Authority,
PCR, Refunding (Public Service Company), AMT,
Series D, 6%, 5/01/21 (e)	5,000	4,657,600

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	15

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 8.5%
New Jersey EDA, Cigarette Tax Revenue Bonds (f):
5.75%, 6/15/29	$710	$551,031
5.50%, 6/15/31	1,285	947,148
New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5.25%, 7/01/31 (e)	20,165	19,114,807
New Jersey EDA, School Facilities Construction
Revenue Bonds, Series O:
5.125%, 3/01/28	2,660	2,563,415
5.125%, 3/01/30	7,500	7,103,700
		30,280,101
New York — 8.0%
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Series A, 5%,
11/15/32 (g)	8,990	7,750,998
New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System Revenue Bonds,
Series A, 5.75%, 6/15/40	2,500	2,491,850
New York City, New York, GO, Series B (e):
5.875%, 8/01/10 (i)	11,965	12,798,961
5.875%, 8/01/16	1,880	1,973,060
Tobacco Settlement Financing Corporation of New York
Revenue Bonds, Series A-1, 5.25%, 6/01/22 (a)	3,570	3,403,103
		28,417,972
Ohio — 0.6%
Jackson, Ohio, Hospital Facilities Revenue Bonds
(Consolidated Health System — Jackson Hospital),
6.125%, 10/01/09 (f)(i)	2,000	2,098,300
Oklahoma — 0.5%
Tulsa, Oklahoma, Airports Improvement Trust, General
Revenue Bonds (Tulsa International Airport), AMT,
Series B (e)(g):
6%, 6/01/19	1,000	948,260
6.125%, 6/01/26	1,000	907,240
		1,855,500
Pennsylvania — 0.5%
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 99A, 5.25%, 10/01/32	2,000	1,586,620
South Carolina — 1.9%
Berkeley County, South Carolina, School District,
Installment Lease Revenue Bonds (Securing Assets
for Education Project), 5.125%, 12/01/30	3,750	3,351,150
Kershaw County, South Carolina, Public Schools
Foundation, Installment Power Revenue Refunding
Bonds, 5%, 12/01/29 (k)	3,000	2,630,610
South Carolina State Public Service Authority, Revenue
Refunding Bonds, Series A, 5.50%, 1/01/38	700	667,730
		6,649,490
Tennessee — 2.2%
Memphis-Shelby County, Tennessee, Airport Authority,
Airport Revenue Bonds, AMT, Series D, 6.25%,
3/01/18 (a)	5,000	4,970,550
Tennessee Energy Acquisition Corporation, Gas
Revenue Bonds, Series A, 5.25%, 9/01/26	4,035	2,835,596
		7,806,146
Texas — 19.0%
Bell County, Texas, Health Facilities Development
Revenue Bonds (Lutheran General Health Care
System), 6.50%, 7/01/19 (p)	1,000	1,129,460
Clear Creek, Texas, Independent School District, GO,
Refunding, 5%, 2/15/33	5,900	5,521,751
Dallas-Fort Worth, Texas, International Airport, Joint
Revenue Bonds, AMT, Series B, 6%, 11/01/23 (e)	800	727,120
Dallas-Fort Worth, Texas, International Airport Revenue
Refunding and Improvement Bonds, AMT,
Series A (e)(g):
5.875%, 11/01/17	1,835	1,756,334
5.875%, 11/01/18	2,145	2,024,687
5.875%, 11/01/19	2,385	2,222,510
Gregg County, Texas, Health Facilities Development
Corporation, Hospital Revenue Bonds (Good
Shepherd Medical Center Project) (f)(i):
6.375%, 10/01/10	2,600	2,815,696
6.875%, 10/01/10	3,000	3,276,510
Harris County-Houston Sports Authority, Texas,
Revenue Refunding Bonds, Senior Lien, Series G,
5.75%, 11/15/20 (e)	4,000	3,954,800
Lewisville, Texas, Independent School District, Capital
Appreciation and School Building, GO, Refunding,
4.748%, 8/15/24 (d)(e)(g)	6,150	2,315,659
Mansfield, Texas, Independent School District, GO,
5%, 2/15/33	2,300	2,152,547
North Harris County, Texas, Regional Water Authority,
Senior Lien Revenue Bonds, 5.125%, 12/15/35 (e)	7,150	6,179,888
North Texas Tollway Authority, System Revenue
Refunding Bonds, First Tier:
5.75%, 1/01/40 (e)	12,300	11,411,817
Series A, 6%, 1/01/25	850	834,411
Texas State Affordable Housing Corporation,
S/F Mortgage Revenue Bonds (Professional
Educators Home Loan Program), AMT, Series A-1,
5.50%, 12/01/39 (m)(n)(o)	2,061	1,782,744
Texas State Turnpike Authority, Central Texas Turnpike
System Revenue Bonds, First Tier, Series A (a):
5.75%, 8/15/38	7,200	6,588,792
5%, 8/15/42	10,000	8,006,100
Travis County, Texas, Health Facilities Development
Corporation, Revenue Refunding Bonds (Ascension
Health Credit), Series A, 6.25%, 11/15/09 (e)(i)	4,600	4,789,060
		67,489,886
Utah — 4.6%
Salt Lake City, Utah, Hospital Revenue Refunding
Bonds (IHC Hospitals Inc.), 6.30%, 2/15/15 (e)(p)	15,000	16,371,150
Vermont — 0.5%
Vermont HFA, Revenue Refunding Bonds, AMT,
Series C, 5.50%, 11/01/38 (c)	2,000	1,590,460
Virginia — 0.7%
Halifax County, Virginia, IDA, Exempt Facility Revenue
Refunding Bonds (Old Dominion Electric Cooperative
Project), AMT, 5.625%, 6/01/28 (a)	2,900	2,480,979

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Washington — 2.5%
King County, Washington, Sewer, GO, 5%,
1/01/35 (e)(g)	$100	$90,282
Port of Tacoma, Washington, Revenue Refunding
Bonds, Series A, 5.25%, 12/01/14 (a)(i)	2,400	2,621,808
Tacoma, Washington, Regional Water Supply System,
Water Revenue Bonds, 5%, 12/01/32 (e)	5,100	4,635,237
Washington State, GO, Series A and AT-6, 6.25%,
2/01/11 (c)	1,565	1,620,855
		8,968,182
Total Municipal Bonds — 132.4%		470,431,182

Municipal Bonds Transferred to
Tender Option Bond Trusts (q)
Alabama — 1.81%
University of Alabama, General Revenue Bonds,
Series A, 5%, 7/01/34 (e)	7,275	6,546,991
California — 8.8%
Anaheim, California, Public Financing Authority,
Electric System Distribution Facilities Revenue
Bonds, Series A, 5%, 10/01/31 (c)	1,244	1,132,089
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds,
Series B, 5.625%, 6/01/38 (k)(l)	14,160	15,311,350
San Diego County, California, Water Authority, Water
Revenue Refunding Bonds, COP, Series A:
5%, 5/01/32 (e)	9,003	8,368,736
5%, 5/01/33 (c)	5,170	4,708,009
Tamalpais, California, Union High School District, GO
(Election of 2001), 5%, 8/01/28 (c)	1,950	1,794,780
		31,314,964
Florida — 2.9%
Miami-Dade County, Florida, School Board, COP,
Series B, 5.25%, 5/1/27	11,350	10,460,501
Georgia — 3.9%
Atlanta, Georgia, Airport Passenger Facility Charge and
Subordinate Lien General Revenue Refunding
Bonds, Series C, 5%, 1/01/33 (c)	10,000	9,062,600
Augusta, Georgia, Water and Sewer Revenue Bonds,
5.25%, 10/01/34 (c)	5,000	4,902,600
		13,965,200
Illinois — 2.0%
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Refunding Bonds
(McCormick Place Expansion Project), Series B,
5.75%, 6/15/23 (e)	3,499	3,582,121
Chicago, Illinois, Water Revenue Refunding Bonds,
Second Lien, 5.25%, 11/01/33 (c)	3,929	3,616,187
		7,198,308
Massachusetts — 4.4%
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (c)	16,500	15,638,607
New Hampshire — 2.8%
New Hampshire Health and Education Facilities
Authority Revenue Bonds (Dartmouth-Hitchcock
Obligation Group), 5.50%, 8/1/27 (c)	9,999	9,826,161
New Jersey — 3.4%
New Jersey EDA, Cigarette Tax Revenue Bonds (m):
5.50%, 6/15/24	7,150	6,612,749
5.50%, 6/15/31	6,000	5,411,580
		12,024,329
New York — 3.2%
Erie County, New York, IDA, School Facility Revenue
Bonds (City of Buffalo Project), Series A, 5.75%,
5/01/28 (c)	2,007	2,019,570
New York State Thruway Authority, General Revenue
Refunding Bonds, Series G, 5%, 1/01/32 (c)	10,000	9,336,400
		11,355,970
Texas — 1.3%
Cypress-Fairbanks, Texas, Independent School District,
GO, 5%, 02/15/32	4,750	4,493,548
Virginia — 0.8%
Virginia State, HDA, Commonwealth Mortgage
Revenue Bonds, Series H, Sub-Series H-1,
5.35%, 7/01/31 (e)	3,195	2,898,887
Washington — 0.6%
Central Puget Sound Regional Transportation Authority,
Washington, Sales and Use Tax Revenue Bonds,
Series A, 5%, 11/01/32 (c)	2,504	2,295,053
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 35.9%		128,018,519
Total Long-Term Investments (Cost — $668,791,565) — 168.3%		598,449,701

Short-Term Securities	Shares
Merrill Lynch Institutional Tax-Exempt Fund,
1.63% (r)(s)	14,064,656	14,064,656
Total Short-Term Securities (Cost — $14,064,656) — 4.0%		14,064,656
Total Investments (Cost — $682,856,221*) — 172.3%		612,514,357
Other Assets Less Liabilities — 2.6%		9,121,699
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (20.8)%		(73,912,591)
Preferred Shares, at Redemption Value — (54.1)%		(192,264,282)
Net Assets Applicable to Common Shares — 100.0%		$355,459,183

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	17

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$610,000,630
Gross unrealized appreciation	$5,401,950
Gross unrealized depreciation	(76,149,056)
Net unrealized depreciation	$(70,747,106)

(a)	AMBAC Insured.
(b)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(c)	FSA Insured.
(d)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(e)	MBIA Insured.
(f)	Radian Insured.
(g)	FGIC Insured.
(h)	XL Capital Insured.
(i)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)	Assured Guaranty Insured.
(k)	CIFG Insured.
(l)	BHAC Insured.
(m)	FNMA Collateralized.
(n)	GNMA Collateralized.
(o)	FHLMC Collateralized.
(p)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(q)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(r)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
Merrill Lynch Institutional Tax-Exempt Fund	13,056,985	$315,662

(s)	Represents the current yield as of report date.

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments October 31, 2008	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.7%
Jefferson County, Alabama, Limited Obligation
School Warrants, Series A, 4.75%, 1/01/25	$2,000	$1,553,900
Arizona — 2.0%
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, 5%, 12/01/37	7,500	4,515,075
California — 25.1%
Alameda Corridor Transportation Authority, California,
Capital Appreciation Revenue Refunding Bonds,
Subordinate Lien, Series A, 5.33%, 10/01/25 (a)(b)	7,150	5,717,212
Antelope Valley, California, Community College
District, GO (Election of 2004), Series B,
5.25%, 8/01/39 (c)	550	512,963
Arcadia, California, Unified School District, GO
(Election of 2006), CABS, Series A,
4.96%, 8/01/39 (d)(e)	1,400	188,230
Cabrillo, California, Community College District, GO
(Election of 2004), Series B (c)(e):
5.20%, 8/01/37	2,100	320,733
4.87%, 8/01/38	4,800	685,344
California Health Facilities Financing Authority
Revenue Bonds (Kaiser Permanente), Series A,
5.50%, 6/01/22 (d)(f)	5,000	5,107,000
California State, GO, Refunding:
5.125%, 6/01/27	20	18,888
5.25%, 2/01/33 (g)	3,900	3,631,836
California State University, Systemwide Revenue
Bonds, Series A, 5%, 11/01/35 (c)(h)	1,200	1,071,336
California State, Various Purpose, GO,
5.50%, 11/01/33	6,500	6,260,865
Coast Community College District, California, GO,
Refunding (Election of 2002), Series C,
5.45%, 8/01/13 (b)(d)	1,800	1,246,284
East Side Union High School District, California,
Santa Clara County, Capital Appreciation, GO
(Election of 2002), Series E, 5.15%, 8/01/29 (e)(i)	15,000	3,876,900
East Side Union High School District, California,
Santa Clara County, GO (Election of 2002),
Series D, 5%, 8/01/26 (i)	1,020	946,213
Fairfield-Suisun, California, Unified School District,
GO (Election of 2002), 5.50%, 8/01/28 (c)	2,770	2,746,677
Fresno, California, Unified School District, GO
(Election of 2001), Series E, 5%, 8/01/30 (d)	800	743,800
John Swett Unified School District, California, GO,
Series A, 5.50%, 8/01/26 (d)	2,815	2,817,562
Metropolitan Water District of Southern California,
Waterworks Revenue Bonds, Series B-1 (c)(h):
5%, 10/01/29	2,600	2,483,026
5%, 10/01/36	1,475	1,360,864
Monterey Peninsula Community College District,
California, GO, CABS, Series C,
5.08%, 8/01/28 (d)(e)	11,975	3,470,115
Orange County, California, Sanitation District, COP,
5%, 2/01/33 (c)(h)	2,300	2,064,595
Palm Springs, California, Financing Authority, Lease
Revenue Refunding Bonds (Convention Center
Project), Series A, 5.50%, 11/01/29 (c)	2,900	2,867,984
Poway, California, Redevelopment Agency, Tax
Allocation Refunding Bonds (Paguay
Redevelopment Project), 5.125%, 6/15/33 (a)	1,250	1,061,875
Sacramento, California, Municipal Utility District,
Electric Revenue Bonds, Series N, 5%, 8/15/28 (c)	5,000	4,537,850
Sacramento, California, Unified School District, GO
(Election of 2002), 5%, 7/01/30 (c)	1,600	1,480,256
Ventura County, California, Community College
District, GO (Election of 2002), Series B,
5%, 8/01/30 (c)	2,025	1,842,345
		57,060,753
Colorado — 1.3%
Colorado Health Facilities Authority Revenue Bonds,
Series A:
(Catholic Health Initiatives), 5.50%, 3/01/32 (f)	50	50,238
(Covenant Retirement Communities Inc.),
5.50%, 12/01/27 (g)	1,200	995,460
(Covenant Retirement Communities Inc.),
5.50%, 12/01/33 (g)	675	527,742
E-470 Public Highway Authority, Colorado, Capital
Appreciation Revenue Refunding Bonds, Series B,
5.607%, 9/01/32 (c)(e)	7,500	1,396,050
		2,969,490
Florida — 8.0%
Broward County, Florida, School Board, COP, Series A,
5.25%, 7/01/33 (d)	1,400	1,273,958
Duval County, Florida, School Board, COP (Master
Lease Program), 5%, 7/01/33 (d)	2,000	1,746,380
Hillsborough County, Florida, Aviation Authority
Revenue Bonds, AMT, Series A,
5.375%, 10/01/33 (j)	3,250	2,597,400
Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport),
AMT, 5%, 10/01/40 (i)(j)	12,550	9,019,810
Miami-Dade County, Florida, School Board, COP,
Refunding, Series B, 5.25%, 5/01/31 (j)	1,625	1,536,876
Miami, Florida, Special Obligation Revenue Bonds
(Street and Sidewalk Improvement Program),
5%, 1/01/37 (c)	730	614,799
Orange County, Florida, Sales Tax Revenue
Refunding Bonds, Series B,
5.125%, 1/01/32 (c)(h)	1,575	1,416,271
		18,205,494

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	19

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 6.2%
Atlanta, Georgia, Airport Revenue Refunding Bonds,
Series A, 5.875%, 1/01/17 (c)(h)	$5,000	$5,090,400
Atlanta, Georgia, Water and Wastewater
Revenue Bonds:
5%, 11/01/34 (d)	2,850	2,528,378
Series A, 5%, 11/01/33 (c)	800	687,856
Series A, 5%, 11/01/39 (c)	4,610	4,006,920
Augusta, Georgia, Water and Sewer Revenue Bonds,
5.25%, 10/01/39 (d)	1,880	1,837,738
		14,151,292
Illinois — 15.8%
Chicago, Illinois, O’Hare International Airport,
General Airport Revenue Bonds, Third Lien, AMT,
Series B-2:
5.75%, 1/01/23 (d)	5,200	4,677,296
6%, 1/01/29 (i)	2,200	1,944,514
Chicago, Illinois, O’Hare International Airport,
General Airport Revenue Refunding Bonds, Third
Lien, AMT, Series A, 5.50%, 1/01/22 (c)	9,500	8,375,485
Cook County, Illinois, Capital Improvement, GO,
Series C, 5.50%, 11/15/12 (a)(k)	2,460	2,677,612
Illinois Sports Facilities Authority, State Tax Supported
Revenue Bonds, 5.264%, 6/15/30 (a)(b)	21,675	18,212,419
		35,887,326
Louisiana — 5.4%
Jefferson Parish, Louisiana, Home Mortgage Authority,
S/F Mortgage Revenue Bonds, AMT, Series B-1,
6.65%, 12/01/33 (c)(l)(m)	1,420	1,460,143
Louisiana Local Government Environmental Facilities
and Community Development Authority, Revenue
Bonds (Capital Projects and Equipment Acquisition
Program), Series A, 6.30%, 7/01/30 (a)	2,300	1,995,342
Louisiana State Gas and Fuels Tax Revenue Bonds,
Series A (d):
5%, 5/01/36	4,600	4,051,450
4.75%, 5/01/39	1,975	1,593,983
Louisiana State Transportation Authority, Senior Lien
Toll Revenue Capital Appreciation Bonds, Series B,
5.31%, 12/01/27 (a)(e)	3,185	905,591
Rapides Financing Authority, Louisiana, Revenue
Bonds (Cleco Power LLC Project), AMT,
4.70%, 11/01/36 (a)	1,750	1,183,420
Terrebonne Parish, Louisiana, Hospital Service
District Number 1, Hospital Revenue Bonds
(Terrebonne General Medical Center Project),
5.50%, 4/01/33 (a)	1,300	1,074,580
		12,264,509
Massachusetts — 9.0%
Massachusetts State, HFA, Rental Housing Mortgage
Revenue Bonds, AMT, Series F, 5.25%, 1/01/46 (d)	20,000	14,812,000
Massachusetts State, HFA, S/F Housing Revenue
Bonds, AMT, Series 128, 4.80%, 12/01/27 (d)	1,500	1,150,095
Massachusetts State Port Authority, Special Facilities
Revenue Bonds (Delta Air Lines Inc. Project), AMT,
Series A (a):
5.50%, 1/01/16	2,900	2,320,348
5.50%, 1/01/19	2,570	2,030,480
		20,312,923
Michigan — 4.2%
Detroit, Michigan, Sewage Disposal System,
Second Lien Revenue Bonds, Series B,
5%, 7/01/36 (c)(h)(u)	3,000	2,529,780
Detroit, Michigan, Sewage Disposal System, Second
Lien Revenue Refunding Bonds, Series E,
5.75%, 7/01/31 (h)(n)	2,200	2,204,642
Michigan Higher Education Student Loan Authority,
Student Loan Revenue Refunding Bonds, AMT,
Series XVII-G, 5.20%, 9/01/20 (a)	1,000	862,030
Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds (Detroit Edison
Company Pollution Control Project), AMT (i):
Series A, 5.50%, 6/01/30	1,000	819,820
Series C, 5.45%, 12/15/32	3,900	3,114,072
		9,530,344
Minnesota — 1.0%
Dakota County, Minnesota, Community Development
Agency, S/F Mortgage Revenue Bonds (Mortgage-
Backed Securities Program), Series B,
5.15%, 12/01/38 (l)(m)(o)	2,597	2,230,706
Missouri — 2.5%
Saint Louis County, Missouri, Pattonville R-3 School
District, GO (Missouri Direct Deposit
Program) (h)(k):
5.75%, 3/01/10	2,000	2,110,700
5.75%, 3/01/10	2,000	2,110,700
6%, 3/01/10	1,500	1,587,915
		5,809,315
Nebraska — 0.5%
Municipal Energy Agency of Nebraska, Power Supply
System Revenue Bonds, Series A, 5%, 4/01/33 (d)	1,300	1,168,141
Nevada — 3.1%
Carson City, Nevada, Hospital Revenue Bonds
(Carson-Tahoe Hospital Project), Series A,
5.50%, 9/01/33 (g)	2,800	2,157,568
Clark County, Nevada, Airport System Subordinate
Lien Revenue Bonds, Series A-2 (c)(h):
5%, 7/01/30	1,500	1,298,100
5%, 7/01/36	2,700	2,236,680
Clark County, Nevada, IDR (Southwest Gas Corp.
Project), AMT, Series A, 4.75%, 9/01/36 (h)	2,200	1,267,552
		6,959,900

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 7.0%
New Jersey EDA, Cigarette Tax Revenue Bonds (g):
5.75%, 6/15/29	$1,070	$830,427
5.50%, 6/15/31	400	294,832
New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5.25%, 7/01/33 (c)	8,200	7,682,908
New Jersey EDA, School Facilities Construction
Revenue Bonds:
Series O, 5.125%, 3/01/28	3,380	3,257,272
Series P, 5.125%, 9/01/28	4,000	3,852,640
		15,918,079
New Mexico — 2.9%
New Mexico State Highway Commission, Tax
Revenue Bonds, Senior Sub-Lien, Series A,
6%, 6/15/2010 (d)(k)	6,295	6,659,355
New York — 5.7%
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Series A,
5%, 11/15/32 (h)	1,800	1,551,924
New York City, New York, City Municipal Water
Finance Authority, Water and Sewer System
Revenue Bonds, Series A, 5.75%, 6/15/40	350	348,859
New York State Dormitory Authority, Revenue
Refunding Bonds (State University Educational
Facilities), 5.75%, 5/15/10 (h)(k)	5,000	5,316,700
Tobacco Settlement Financing Corporation of
New York Revenue Bonds, Series A-1,
5.25%, 6/01/22 (a)	6,115	5,829,124
		13,046,607
Ohio — 3.0%
Plain, Ohio, Local School District, GO, Refunding (h):
6%, 6/01/11 (k)	5,120	5,531,136
6%, 12/01/20	1,170	1,228,898
		6,760,034
Oklahoma — 2.6%
Oklahoma State Development Finance Authority,
Revenue Refunding Bonds (Integris Health
Obligated Group), VRDN, Series A3,
1.25%, 8/15/33 (j)(p)	6,000	6,000,000
Pennsylvania — 1.0%
Delaware River Port Authority of Pennsylvania and
New Jersey Revenue Bonds, 6%, 1/01/17 (d)	5	5,159
Pennsylvania HFA, S/F Mortgage Revenue Refunding
Bonds, AMT, Series 99A, 5.25%, 10/01/32	1,340	1,063,035
Philadelphia, Pennsylvania, School District, GO,
Series E, 6%, 9/01/38	1,300	1,264,718
		2,332,912
South Carolina — 4.9%
Berkeley County, South Carolina, School District,
Installment Lease Revenue Bonds (Securing
Assets for Education Project), 5.125%, 12/01/30	2,450	2,189,418
Kershaw County, South Carolina, Public Schools
Foundation, Installment Power Revenue Refunding
Bonds, 5%, 12/01/29 (q)	1,875	1,644,131
South Carolina State Public Service Authority,
Revenue Refunding Bonds, Series A,
5.50%, 1/01/38	1,125	1,073,137
South Carolina Transportation Infrastructure Bank
Revenue Bonds, Series A, 5%, 10/01/33 (a)	7,250	6,234,783
		11,141,469
Tennessee — 1.6%
Tennessee Energy Acquisition Corporation, Gas
Revenue Bonds:
Series A, 5.25%, 9/01/26	3,920	2,754,780
Series C, 5%, 2/01/27	1,400	944,664
		3,699,444
Texas — 15.4%
Clear Creek, Texas, Independent School District, GO,
Refunding, 5%, 2/15/33	1,900	1,778,191
Corpus Christi, Texas, Utility System Revenue
Refunding Bonds, Series A, 6%, 7/15/10 (d)(k)	2,000	2,121,880
Dallas-Fort Worth, Texas, International Airport, Joint
Revenue Bonds, AMT, Series B, 6%, 11/01/23 (c)	600	545,340
Dallas-Fort Worth, Texas, International Airport
Revenue Bonds, AMT, Series A,
5.50%, 11/01/33 (c)	5,000	4,020,850
Lewisville, Texas, Independent School District,
Capital Appreciation and School Building, GO,
Refunding, 4.67%, 8/15/24 (c)(e)(h)	3,915	1,474,115
Lower Colorado River Authority, Texas, PCR (Samsung
Austin Semiconductor), AMT, 6.375%, 4/01/27	3,500	2,786,210
Mansfield, Texas, Independent School District, GO,
5%, 2/15/33	1,065	996,723
Matagorda County, Texas, Navigation District
Number 1, PCR, Refunding (Central Power and
Light Company Project), AMT, 5.20%, 5/01/30 (c)	1,800	1,423,458
North Harris County, Texas, Regional Water Authority,
Senior Lien Revenue Bonds,
5.125%, 12/15/35 (c)	4,925	4,256,776
North Texas Tollway Authority, System Revenue
Refunding Bonds, First Tier:
5.75%, 1/01/40 (c)	3,600	3,340,044
Series A, 6%, 1/01/25	525	515,371
Series K-1, 5.75%, 1/01/38 (j)	3,400	3,278,756
Texas State Affordable Housing Corporation, S/F
Mortgage Revenue Bonds (Professional Educators
Home Loan Program), AMT, Series A-1,
5.50%, 12/01/39 (l)(m)(o)	1,276	1,103,605
Texas State Turnpike Authority, Central Texas Turnpike
System Revenue Bonds, First Tier, Series A (a):
5.75%, 8/15/38	4,800	4,392,528
5.50%, 8/15/39	3,500	3,061,345
		35,095,192

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Vermont — 1.8%
Vermont HFA, Revenue Refunding Bonds, AMT,
Series C, 5.50%, 11/01/38 (d)	$2,700	$2,147,121
Vermont HFA, S/F Housing Revenue Bonds, AMT,
Series 27, 4.85%, 11/01/32 (d)	2,690	1,956,867
		4,103,988
Virginia — 0.8%
Halifax County, Virginia, IDA, Exempt Facility Revenue
Refunding Bonds (Old Dominion Electric
Cooperative Project), AMT, 5.625%, 6/01/28 (a)	2,100	1,796,571
Washington — 4.5%
Port of Seattle, Washington, Revenue Bonds, AMT,
Series B, 6%, 2/01/16 (c)	7,470	7,444,453
Port of Tacoma, Washington, GO, AMT, Series B,
4.875%, 12/01/38 (j)	1,375	1,078,055
Port of Tacoma, Washington, Revenue Refunding
Bonds, Series A, 5.25%, 12/01/14 (a)(k)	1,600	1,747,872
		10,270,380
Total Municipal Bonds — 136.0%		309,443,199

Municipal Bonds Transferred to
Tender Option Bond Trusts (r)
Alabama — 1.2%
University of Alabama, General Revenue Bonds,
Series A, 5%, 7/01/34 (c)	2,955	2,659,292
California — 3.3%
Anaheim, California, Public Financing Authority,
Electric System Distribution Facilities Revenue
Bonds, Series A, 5%, 10/01/31 (d)	3,808	3,464,464
San Diego County, California, Water Authority, Water
Revenue Refunding Bonds, COP, Series A,
5%, 5/01/33 (d)	3,030	2,759,239
Tamalpais, California, Union High School District, GO
(Election of 2001), 5%, 8/01/28 (d)	1,320	1,214,928
		7,438,631
Georgia — 8.8%
Atlanta, Georgia, Airport General Revenue Refunding
Bonds, Series B, 5.25%, 1/01/33 (d)	4,999	4,692,780
Atlanta, Georgia, Airport Passenger Facility Charge
and Subordinate Lien General Revenue Refunding
Bonds, Series C, 5%, 1/01/33 (d)	17,000	15,406,420
		20,099,200
Illinois — 10.6%
Chicago, Illinois, Water Revenue Refunding Bonds,
Second Lien, 5.25%, 11/01/33 (d)	2,549	2,346,382
Illinois Regional Transportation Authority Revenue
Bonds, 6.50%, 7/01/26 (c)	10,000	11,013,805
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Bonds (McCormick
Place Expansion), Series A, 5%, 12/15/28 (c)	3,500	3,333,400
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Refunding Bonds
(McCormick Place Expansion Project), Series B,
5.75%, 6/15/23 (c)	7,250	7,422,622
		24,116,209
Massachusetts — 3.0%
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (d)	7,195	6,819,284
New Jersey — 3.4%
New Jersey EDA, Cigarette Tax Revenue Bonds (j):
5.50%, 6/15/24	4,600	4,205,296
5.50%, 6/15/31	4,000	3,656,780
		7,862,076
South Carolina — 3.7%
Charleston Educational Excellence Financing
Corporation, South Carolina, Revenue Bonds
(Charleston County School District) (j):
5.25%, 12/01/28	2,725	2,642,651
5.25%, 12/01/29	2,425	2,323,514
5.25%, 12/01/30	880	832,674
Scago Educational Facilities Corporation for Pickens
County School District, South Carolina, Revenue
Bonds, 5%, 12/01/31 (d)	3,000	2,679,120
		8,477,959
Texas — 2.2%
Cypress-Fairbanks, Texas, Independent School
District, GO, 5%, 02/15/32	5,250	4,966,553
Virginia — 0.8%
Virginia State, HDA, Commonwealth Mortgage
Revenue Bonds, Series H, Sub-Series H-1,
5.35%, 7/01/31 (c)	1,995	1,810,103
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 37.0%		84,249,307
Total Long-Term Investments
(Cost — $446,626,490) — 173.0%		393,692,506

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2008

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
Merrill Lynch Institutional Tax-Exempt Fund,
1.63% (s)(t)	6,971,050	$6,971,050
Total Short-Term Securities
(Cost — $6,971,050) — 3.1%		6,971,050
Total Investments (Cost — $453,597,540*) — 176.1%		400,663,556
Other Assets Less Liabilities — 1.6%		3,705,853
Liability for Trust Certificates,
Including Interest Expense and Fees Payable — (21.2)%		(48,245,156)
Preferred Shares, at Redemption Value — (56.5)%		(128,573,123)
Net Assets Applicable to Common Shares — 100.0%		$227,551,130

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$406,540,812
Gross unrealized appreciation	$3,325,188
Gross unrealized depreciation	(57,018,236)
Net unrealized depreciation	$(53,693,048)

(a)	AMBAC Insured.
(b)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(c)	MBIA Insured.
(d)	FSA Insured.
(e)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(f)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(g)	Radian Insured.
(h)	FGIC Insured.
(i)	XL Capital Insured.
(j)	Assured Guaranty Insured.
(k)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(l)	FNMA Collateralized.
(m)	GNMA Collateralized.
(n)	BHAC Insured.
(o)	FHLMC Collateralized.
(p)	Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate disclosed is as of report date. Maturity shown is the final maturity date.
(q)	CIFG Insured.
(r)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(s)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
Merrill Lynch Institutional Tax-Exempt Fund	5,663,870	$258,553

(t)	Represents the current yield as of report date.
(u)	All or a portion of security, pledged as collateral in connection with open forward interest rate swaps.
•	Forward interest rate swaps outstanding as of October 31, 2008 were as follows:
	Notional	Unrealized
	Amount	Appreciation
	(000)	(Depreciation)
Pay a fixed rate of 3.484% and receive a
floating rate based on 1-week SIFMA
Municipal Swap Index Rate
Broker, JPMorgan Chase Bank N.A.
Expires December 2023	$7,000	$188,797

Pay a fixed rate of 3.764% and receive a
floating rate based on 1-week SIFMA
Municipal Swap Index Rate
Broker, JPMorgan Chase Bank N.A.
Expires November 2028	$9,500	(9,880)

Pay a fixed rate of 3.8575% and receive a
floating rate based on 1-week SIFMA
Municipal Swap Index Rate
Broker, JPMorgan Chase Bank N.A.
Expires November 2028	$7,000	(95,977)
Total		$82,940

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	23

Statements of Assets and Liabilities

		BlackRock	BlackRock
	BlackRock	MuniYield	MuniYield
	MuniYield	Quality	Quality
	Fund, Inc.	Fund, Inc.	Fund II, Inc.
October 31, 2008	(MYD)	(MQY)	(MQT)
Assets
Investments at value — unaffiliated[1]	$791,748,916	$598,449,701	$393,692,506
Investments at value — affiliated[2]	7,457,277	14,064,656	6,971,050
Cash	71,455	212,604	93,239
Unrealized appreciation on forward interest rate swaps	—	—	188,797
Interest receivable	16,104,566	10,493,887	6,559,397
Investments sold receivable	5,000	5,271,778	5,358,770
Other assets	34,738	33,882	5,882
Prepaid expenses	49,982	46,236	27,125
Total assets	815,471,934	628,572,744	412,896,766

Accrued Liabilities
Unrealized depreciation on forward interest rate swaps	—	—	105,857
Interest expense and fees payable	411,309	651,758	429,364
Officer’s and Directors’ fees payable	26,590	18,769	439
Investments purchased payable	—	4,770,545	7,017,379
Investment advisory fees payable	380,001	282,773	183,108
Income dividends payable — Common Shares	2,900,366	1,734,240	1,118,347
Other affiliates payable	5,068	3,632	2,372
Other accrued expenses payable	185,891	126,729	99,855
Total accrued liabilities	3,909,225	7,588,446	8,956,721

Other Liabilities
Trust certificates[3]	54,672,076	73,260,833	47,815,792
Total Liabilities	58,581,301	80,849,279	56,772,513

Preferred Shares at Redemption Value
Preferred Shares, par value $0.05 per share for all series, except MQT Series D par value $0.10 per share at $25,000
per share liquidation preference, plus unpaid dividends[4]	271,946,089	192,264,282	128,573,123
Net Assets Applicable to Common Shareholders	$484,944,544	$355,459,183	$227,551,130

Net Assets Applicable to Common Shareholders Consist of
Common Shares, par value $0.10 per share	$4,531,821	$3,042,526	$2,236,693
Paid-in capital in excess of par	623,550,428	423,216,933	285,530,047
Undistributed net investment income	1,916,633	1,484,576	1,161,024
Accumulated net realized loss	(17,964,532)	(1,942,988)	(8,525,590)
Net unrealized appreciation/depreciation	(127,089,806)	(70,341,864)	(52,851,044)
Net Assets Applicable to Common Shareholders	$484,944,544	$355,459,183	$227,551,130
Net asset value per Common Share[5]	$10.70	$11.68	$10.17
[1] Investments at cost — unaffiliated	$918,838,722	$668,791,565	$446,626,490
[2] Investments at cost — affiliated	$7,457,277	$14,064,656	$6,971,050
[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares issued and outstanding	$10,860	$7,680	$5,130
[5] Common Shares outstanding	45,318,214	30,425,258	22,366,930

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2008

Statements of Operations

		BlackRock	BlackRock
	BlackRock	MuniYield	MuniYield
	MuniYield	Quality	Quality
	Fund, Inc.	Fund, Inc.	Fund II, Inc.
Year Ended October 31, 2008	(MYD)	(MQY)	(MQT)
Investment Income
Interest	$54,499,895	$36,606,404	$24,016,074
Income — affiliated	323,839	316,424	258,553
Total income	54,823,734	36,922,828	24,274,627

Expenses
Investment advisory	4,800,850	3,500,327	2,270,129
Commissions for Preferred Shares	801,863	583,072	376,946
Accounting services	260,941	177,895	138,062
Professional	230,923	181,662	136,702
Transfer agent	57,599	69,148	42,019
Officer and Directors	56,554	39,896	29,273
Custodian	45,960	36,504	26,139
Printing	39,129	23,300	17,138
Registration	15,516	9,973	8,811
Miscellaneous	130,054	112,688	84,629
Total expenses excluding interest expense and fees	6,439,389	4,734,465	3,129,848
Interest expense and fees[1]	1,955,374	2,769,072	1,867,535
Total expenses	8,394,763	7,503,537	4,997,383
Less fees waived by advisor	(27,274)	(26,832)	(20,677)
Less fees paid indirectly	—	(321)	—
Total expenses after waiver and fees paid indirectly	8,367,489	7,476,384	4,976,706
Net investment income	46,456,245	29,446,444	19,297,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,918,788)	(728,016)	230,594
Swaps and futures	(3,382,607)	(581,500)	(1,388,073)
	(6,301,395)	(1,309,516)	(1,157,479)
Net change in unrealized appreciation/depreciation on:
Investments	(157,567,039)	(93,034,192)	(66,011,447)
Swaps	—	(59,400)	(48,875)
	(157,567,039)	(93,093,592)	(66,060,322)
Total realized and unrealized loss	(163,868,434)	(94,403,108)	(67,217,801)

Dividends and Distributions to Preferred Shareholders From
Net investment income	(12,071,923)	(8,220,460)	(5,769,792)
Net realized gain	—	(984,160)	—
Total dividends and distributions to Preferred Shareholders	(12,071,923)	(9,204,620)	(5,769,792)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(129,484,112)	$(74,161,284)	$(53,689,672)

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	25

Statements of Changes in Net Assets	BlackRock MuniYield Fund, Inc. (MYD)

	Year Ended
	October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2008	2007
Operations
Net investment income	$46,456,245	$47,245,298
Net realized gain (loss)	(6,301,395)	7,332,422
Net change in unrealized appreciation/depreciation	(157,567,039)	(33,393,239)
Dividends to Preferred Shareholders from net investment income	(12,071,923)	(12,440,786)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(129,484,112)	8,743,695

Dividends to Common Shareholders From
Net investment income	(36,001,360)	(37,039,818)

Capital Share Transactions
Reinvestment of common dividends	2,855,713	3,503,564

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(162,629,759)	(24,792,559)
Beginning of year	647,574,303	672,366,862
End of year	$484,944,544	$647,574,303
End of year undistributed net investment income	$1,916,633	$3,865,248

BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended
	October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2008	2007
Operations
Net investment income	$29,446,444	$29,581,364
Net realized gain (loss)	(1,309,516)	3,782,218
Net change in unrealized appreciation/depreciation	(93,093,592)	(16,584,007)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(8,220,460)	(9,191,938)
Net realized gain	(984,160)	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(74,161,284)	7,587,637

Dividends and Distributions to Common Shareholders From
Net investment income	(20,810,877)	(20,932,577)
Net realized gain	(2,225,942)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(23,036,819)	(20,932,577)

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(97,198,103)	(13,344,940)
Beginning of year	452,657,286	466,002,226
End of year	$355,459,183	$452,657,286
End of year undistributed net investment income	$1,484,576	$1,287,484

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2008

Statements of Changes in Net Assets (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended
	October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2008	2007
Operations
Net investment income	$19,297,921	$19,161,647
Net realized gain (loss)	(1,157,479)	523,278
Net change in unrealized appreciation/depreciation	(66,060,322)	(10,662,734)
Dividends to Preferred Shareholders from net investment income	(5,769,792)	(5,918,044)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(53,689,672)	3,104,147

Dividends to Common Shareholders From
Net investment income	(13,420,158)	(13,554,360)

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(67,109,830)	(10,450,213)
Beginning of year	294,660,960	305,111,173
End of year	$227,551,130	$294,660,960
End of year undistributed net investment income	$1,161,024	$1,064,864

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	27

Statements of Cash Flows

	BlackRock	BlackRock
	MuniYield	MuniYield
	Quality	Quality
	Fund, Inc.	Fund II, Inc.
Year Ended October 31, 2008	(MQY)	(MQT)
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations excluding dividends to Preferred Shareholders	$(64,956,664)	$(47,919,880)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	622,613	532,251
Increase in prepaid expenses and other assets	(77,189)	(30,772)
Decrease in accrued liabilities	(266,541)	(137,263)
Net realized and unrealized loss from investments	93,821,608	65,829,728
Amortization of premium and discount on investments	(550,835)	(1,209,214)
Proceeds from sales of long-term investments	221,730,070	134,512,803
Purchases of long-term investments	(143,508,247)	(89,234,847)
Net purchases of short-term investments	(13,056,607)	(11,663,624)
Net cash provided by operating activities	93,758,208	50,679,182

Cash Used for Financing Activities
Payments on redemption of Preferred Shares	(58,000,000)	(31,750,000)
Cash receipts from trust certificates	97,637,131	52,118,519
Cash payments from trust certificates	(101,061,298)	(52,027,727)
Cash dividends and distributions paid to Common Shareholders	(23,036,819)	(13,420,158)
Cash dividends and distributions paid to Preferred Shareholders	(9,104,146)	(5,601,035)
Net cash used for financing activities	(93,565,132)	(50,680,401)

Cash
Net increase (decrease) in cash	193,076	(1,219)
Cash at beginning of year	19,528	94,458
Cash at end of year	$212,604	$93,239

Cash Flow Information
Cash paid for interest	$3,037,765	$1,993,190

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2008

Financial Highlights

	BlackRock MuniYield Fund, Inc. (MYD)					BlackRock MuniYield Quality Fund, Inc. (MQY)
	Year Ended October 31,					Year Ended October 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$14.36	$14.98	$14.48	$14.31	$13.85	$14.88	$15.32	$15.02	$15.54	$15.36
Net investment income[1]	1.03	1.05	1.08	1.11	1.09	0.97	0.97	0.99	0.99	1.03
Net realized and unrealized gain (loss)	(3.62)	(0.57)	0.61	0.21	0.41	(3.12)	(0.42)	0.37	(0.39)	0.19
Dividends and distributions to Preferred
Shareholders from:
Net investment income	(0.27)	(0.28)	(0.25)	(0.16)	(0.07)	(0.27)	(0.30)	(0.27)	(0.14)	(0.07)
Net realized gain	—	—	(0.00)[2]	—	—	(0.03)	—	—	—	—
Net increase (decrease) from
investment operations	(2.86)	0.20	1.44	1.16	1.43	(2.45)	0.25	1.09	0.46	1.15
Dividends and distributions to Common
Shareholders from:
Net investment income	(0.80)	(0.82)	(0.94)	(0.99)	(0.96)	(0.68)	(0.69)	(0.79)	(0.96)	(0.97)
Net realized gain	—	—	(0.00)[2]	—	—	(0.07)	—	—	—	—
Total dividends and distributions	(0.80)	(0.82)	(0.94)	(0.99)	(0.96)	(0.75)	(0.69)	(0.79)	(0.96)	(0.97)
Capital change with respect to issuance of
Preferred Shares	—	—	0.00[3]	(0.00)[2]	(0.01)	—	—	(0.00)[2]	(0.02)	—
Net asset value, end of year	$10.70	$14.36	$14.98	$14.48	$14.31	$11.68	$14.88	$15.32	$15.02	$15.54
Market price per share, end of year	$9.66	$13.72	$15.76	$14.20	$13.74	$10.90	$13.20	$14.48	$14.27	$14.83

Total Investment Return[4]
Based on net asset value	(20.69)%	1.40%	10.30%	8.38%	11.04%	(16.79)%	2.00%	7.78%	3.10%	8.26%
Based on market price	(25.06)%	(7.91)%	18.33%	10.69%	11.11%	(12.47)%	(4.26)%	7.22%	2.64%	10.58%

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees
paid indirectly and excluding interest
expense and fees[5,6]	1.06%	1.01%	1.01%	1.02%	0.97%	1.10%	1.04%	1.04%	0.96%	0.94%
Total expenses after waiver and fees
paid indirectly[5]	1.38%	1.22%	1.29%	1.26%	1.13%	1.75%	1.71%	1.75%	1.44%	1.25%
Total expenses[5]	1.38%	1.23%	1.29%	1.26%	1.14%	1.76%	1.71%	1.76%	1.45%	1.25%
Net investment income[5]	7.65%	7.14%	7.35%	7.55%	7.75%	6.89%	6.46%	6.61%	6.46%	6.74%
Dividends to Preferred Shareholders	1.99%	1.88%	1.71%	1.10%	0.51%	1.92%	2.01%	1.80%	0.93%	0.45%
Net investment income to
Common Shareholders	5.66%	5.26%	5.64%	6.45%	7.24%	4.97%	4.45%	4.81%	5.53%	6.29%

Supplemental Data
Net assets applicable to Common
Shareholders, end of year (000)	$484,945	$647,574	$672,367	$644,825	$636,019	$355,459	$452,657	$466,002	$456,886	$472,848
Preferred Shares outstanding at liquidation
preference, end of year (000)	$271,500	$343,000	$343,000	$343,000	$343,000	$192,000	$250,000	$250,000	$250,000	$200,000
Portfolio turnover	20%	18%	32%	30%	22%	20%	24%	33%	29%	28%
Asset coverage per Preferred Share,
end of year[7]	$69,695	$72,218	$74,034	$72,008	$71,358	$71,318	$70,282	$71,614	$70,701	$84,114

1	Based on average shares outstanding.
2	Amount is less than $(0.01) per share.
3	Amount is less than $0.01 per share.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7	Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2008	29

Financial Highlights (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.17	$13.64	$13.36	$13.72	$13.44
Net investment income[1]	0.86	0.86	0.86	0.89	0.94
Net realized and unrealized gain (loss)	(3.00)	(0.46)	0.37	(0.25)	0.27
Dividends to Preferred Shareholders from net investment income	(0.26)	(0.26)	(0.24)	(0.14)	(0.07)
Net increase (decrease) from investment operations	(2.40)	0.14	0.99	0.50	1.14
Dividends to Common Shareholders from net investment income	(0.60)	(0.61)	(0.71)	(0.85)	(0.86)
Capital change with respect to issuance of Preferred Shares	—	—	0.00[2]	(0.01)	—
Net asset value, end of year	$10.17	$13.17	$13.64	$13.36	$13.72
Market price per share, end of year	$8.75	$11.60	$12.93	$12.86	$12.69

Total Investment Return[3]
Based on net asset value	(18.42)%	1.39%	7.98%	3.98%	9.32%
Based on market price	(20.31)%	(5.79)%	6.34%	8.21%	11.57%

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.12%	1.06%	1.05%	1.03%	1.01%
Total expenses after waiver and fees paid indirectly[4]	1.79%	1.72%	1.66%	1.49%	1.21%
Total expenses[4]	1.80%	1.73%	1.66%	1.49%	1.22%
Net investment income[4]	6.96%	6.39%	6.44%	6.51%	7.00%
Dividends to Preferred Shareholders	2.08%	1.97%	1.78%	1.03%	0.51%
Net investment income to Common Shareholders	4.88%	4.42%	4.66%	5.48%	6.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$227,551	$294,661	$305,111	$298,722	$306,764
Preferred Shares outstanding at liquidation preference, end of year (000)	$128,250	$160,000	$160,000	$160,000	$150,000
Portfolio turnover	17%	20%	37%	29%	27%
Asset coverage per Preferred Share, end of year[6]	$69,420	$71,065	$72,693	$71,676	$76,139

1	Based on average shares outstanding.
2	Amount is less than $0.01 per share.
3	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
4	Do not reflect the effect of dividends to Preferred Shareholders.
5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
6	Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2008

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MuniYield”), BlackRock MuniYield Quality Fund, Inc. (“MuniYield Quality”) and BlackRock MuniYield Quality Fund II, Inc. (“MuniYield Quality II”) (the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued utilizing quotes received daily by each Fund’s pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

  Forward interest rate swaps — Each Fund may enter into forward interest rate swaps for investment purposes. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Forward interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the forward interest rate swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and each Fund’s basis in the contract, if any. Forward interest rate swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibilit y that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interes t rate swap underlying each forward interest rate swap.

  Financial futures contracts — Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Fund as unrealized gains or losses.

  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually buying them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a

ANNUAL REPORT	OCTOBER 31, 2008	31

Notes to Financial Statements (continued)

delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds may leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities.A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating fund that made the transfer.The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional sh are of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invest the cash in additional municipal securities. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the transaction are reported as a liability for trust certificates.

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds.The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates were as follows:

	Underlying
	Municipal
	Securities	Liability	Range of
	Transferred	for Trust	Interest
	to TOBs	Certificates	Rates
MuniYield	$96,519,898	$54,672,076	2.423% – 4.372%
MuniYield Quality	$128,018,519	$73,260,833	2.511% – 3.005%
MuniYield Quality II	$84,249,307	$47,815,792	2.539% – 3.160%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, each Fund’s investment in TOBs likely will adversely affect each Fund’s investment income and dividends to Common Shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Fund’s net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments (e.g., when-issued delayed delivery securities and swaps), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Funds may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

Effective April 30, 2008 each Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund’s financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each of the Fund’s U.S. federal tax ret urns remain open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on each of the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

32	ANNUAL REPORT	OCTOBER 31, 2008

Notes to Financial Statements (continued)

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on each of the Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161,” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each of the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the respective Fund’s average daily net assets. Average daily net assets is the average daily value of the respective Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by advisor on the Statements of Operations.

The Advisor has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, with respect to each Fund, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the year ended October 31, 2008, the Funds reimbursed the Advisor for certain accounting services. The reimbursements, which are included in accounting services on the Statements of Operations, were as follows:

MuniYield	$15,900
MuniYield Quality	$9,323
MuniYield Quality II	$7,377

Pursuant to the terms of their custody agreements, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

ANNUAL REPORT	OCTOBER 31, 2008	33

Notes to Financial Statements (continued)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008, were as follows:

	Purchases	Sales
MuniYield	$191,400,847	$247,647,548
MuniYield Quality	$148,296,587	$226,045,754
MuniYield Quality II	$90,231,000	$135,777,354

4. Capital Share Transactions:

Common Shares
Each Fund is authorized to issue 200,000,000 shares, including Preferred Shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of the holders of Common Shares.

Common Shares issued and outstanding for MuniYield during the years ended October 31, 2008 and October 31, 2007 increased by 210,884 and 236,501, respectively, as a result of dividend reinvestment and for MuniYield Quality and MuniYield Quality II remained constant.

Preferred Shares
The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund, as set forth in each Fund’s Articles Supplementary, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for a Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change a Fund’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding and effective yields at October 31, 2008:

	Series	Shares	Yields
MuniYield	A	1,425	3.945%[1]
	B	1,425	3.087%[1]
	C	1,425	6.473%[1]
	D	1,425	7.844%[1]
	E	2,216	3.087%[1]
	F	1,361	2.988%[1]
	G	1,583	3.495%[2]
MuniYield Quality	A	1,536	3.474%[1]
	B	1,536	3.474%[1]
	C	1,536	7.158%[1]
	D	1,536	2.999%[1]
	E	1,536	3.495%[2]
MuniYield Quality II	A	1,603	3.305%[1]
	B	1,603	2.635%[1]
	C	1,603	2.635%[1]
	D	321	4.105%[2]

1	The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
2	The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the Telerate/BBA LIBOR or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for each successive dividend period until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is footnoted as appropriate on the above chart. During the year ended October 31, 2008, the Preferred Shares of each Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for each Fund for the year ended October 31, 2008 were as follows:

	Series	Low	High	Average
MuniYield	A	2.535%	11.347%	3.971%
	B	2.535%	8.499%	3.768%
	C	2.568%	6.473%	3.544%
	D	2.678%	7.844%	3.539%
	E	2.535%	11.347%	3.743%
	F	2.480%	12.565%	3.722%
	G	3.100%	11.762%	4.290%
MuniYield Quality	A	2.502%	10.205%	3.913%
	B	2.483%	10.205%	3.755%
	C	2.458%	7.158%	3.539%
	D	2.458%	12.261%	3.766%
	E	3.100%	11.762%	4.292%
MuniYield Quality II	A	2.535%	11.728%	4.066%
	B	2.623%	8.682%	3.710%
	C	2.483%	11.728%	3.755%
	D	2.850%	10.377%	4.235%

34	ANNUAL REPORT	OCTOBER 31, 2008

Notes to Financial Statements (continued)

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of its auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.458% to 12.565%. A failed auction is not an event of default for a Fund but has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on aggregate principal amount. For the year ended October 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

Commissions
MuniYield	$335,369
MuniYield Quality	$326,490
MuniYield Quality II	$206,989

Between June 4, 2008 and June 18, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MuniYield	A	7/2/2008	375	$9,375,000
	B	7/9/2008	375	$9,375,000
	C	6/25/2008	375	$9,375,000
	D	6/18/2008	375	$9,375,000
	E	6/18/2008	584	$14,600,000
	F	6/26/2008	359	$8,975,000
	G	6/23/2008	417	$10,425,000
MuniYield Quality	A	7/8/2008	464	$11,600,000
	B	6/24/2008	464	$11,600,000
	C	7/18/2008	464	$11,600,000
	D	6/27/2008	464	$11,600,000
	E	6/23/2008	464	$11,600,000
MuniYield Quality II	A	7/7/2008	397	$9,925,000
	B	7/14/2008	397	$9,925,000
	C	6/30/2008	397	$9,925,000
	D	6/24/2008	79	$1,975,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding for the year ended October 31, 2007 remained constant.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of October 31, 2008 attributable to expiration of capital loss carryforwards, amortization methods on fixed income securities, classification of income, securities in default and the reclassification of distributions were reclassified to the following accounts:

		MuniYield	MuniYield
	MuniYield	Quality	Quality II
Decrease paid-in capital	$(21,402,887)	$(101)	$(26,045,680)
Decrease undistributed net
investment income	$(331,577)	$(218,015)	$(11,811)
Increase accumulated net
realized gain (loss)	$21,734,464	$218,116	$26,057,491

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

		MuniYield	MuniYield
	MuniYield	Quality	Quality II
Tax-exempt income
10/31/08	$48,073,283	$29,031,337	$19,189,950
10/31/07	$40,480,604	$30,124,515	$19,472,404
Long-term capital gain
10/31/08	—	$3,210,102	—
Total
10/31/08	$48,073,283	$32,241,439	$19,189,950
10/31/07	$40,480,604	$30,124,515	$19,472,404

ANNUAL REPORT	OCTOBER 31, 2008	35

Notes to Financial Statements (concluded)

As of October 31, 2008, the tax components of accumulated losses were as follows:

		MuniYield	MuniYield
	MuniYield	Quality	Quality II
Undistributed tax-exempt
income	$910,742	$2,199,884	$804,982
Undistributed ordinary
income	190,766	—	—
Capital loss carryforwards	(17,933,437)	(2,229,309)	(7,160,415)
Net unrealized losses[1]	(126,305,776)	(70,770,851)	(53,860,177)
Total accumulated net losses	$(143,137,705)	$(70,800,276)	$(60,215,610)

1	The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the difference between the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between the book and tax treatment of residual interests in tender option bond trusts, book/tax differences in the accrual of income on securities in default and the tax deferral of losses on straddles.

As of October 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated year of expiration:

		MuniYield	MuniYield
Expiring October 31,	MuniYield	Quality	Quality II
2009	$6,000,235	—	—
2010	189,276	—	$1,105,212
2012	—	—	5,561,802
2016	11,743,926	$2,229,309	493,401
Total	$17,933,437	$2,229,309	$7,160,415

6. Concentration Risk:

Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligations.

7. Subsequent Events:

Each Fund paid a tax-exempt income dividend to Common Shareholders on December 1, 2008 to shareholders of record on November 14, 2008 in the following amounts per share:

Per Share
Amount
MuniYield	$0.0640
MuniYield Quality	$0.0570
MuniYield Quality II	$0.0500

The dividends declared on Preferred Shares for the period November 1, 2008 to November 30, 2008 for the Funds were as follows:

	Series	Amount
MuniYield	A	$80,514
	B	$78,138
	C	$88,219
	D	$67,482
	E	$80,094
	F	$48,518
	G	$84,990
MuniYield Quality	A	$90,549
	B	$57,664
	C	$72,824
	D	$53,560
	E	$82,467
MuniYield Quality II	A	$88,256
	B	$80,999
	C	$57,478
	D	$17,527

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

In December 2008, commissions paid to broker-dealers on Preferred Shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions.

36	ANNUAL REPORT	OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited each of the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively the “Funds”), including the schedules of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and the statements of cash flows for BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for the year ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of October 31, 2008, the results of their operations and the cash flows for BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

December 24, 2008

ANNUAL REPORT	OCTOBER 31, 2008	37

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniYield Fund, Inc. during the taxable year ended October 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

The following table summarizes the taxable per share distributions paid by BlackRock MuniYield Quality Fund, Inc. during the year:

		Long-Term
		Capital
	Payable Date	Gains
Common Shareholders	12/31/2007	$0.073161
Preferred Shareholders:
Series A	11/27/2007	$100.14

Series B	11/20/2007	$25.82
	11/27/2007	$26.40
	12/04/2007	$31.35
	12/18/2007	$14.28

Series C	12/07/2007	$98.20

Series D	11/16/2007	$25.45
	11/23/2007	$25.82
	11/30/2007	$30.98
	12/14/2007	$16.25

Series E	11/19/2007	$21.49
	11/26/2007	$26.92
	12/03/2007	$30.62
	12/17/2007	$18.36

All other net investment income distributions paid by the Fund during the taxable year ended October 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BlackRock MuniYield Quality Fund II, Inc. during he taxable year ended October 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

38	ANNUAL REPORT	OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (“MQT”) and BlackRock MuniYield Quality Fund, Inc. (“MQY,” and together with MYD and MQT, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment advisor. The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Investment Management, LLC (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

ANNUAL REPORT	OCTOBER 31, 2008	39

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008.At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds.The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s one-, three-and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select each Fund’s Peers. The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

40	ANNUAL REPORT	OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board noted that in general the Funds performed better than their respective Peers in that their performance was at or above the median of their respective Peers in at least two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each Fund paid contractual management fees lower than or equal to the median contractual fees paid by each Fund’s respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable.The Board noted that these payments were less than the Advisors’ costs for providing these services.The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

ANNUAL REPORT	OCTOBER 31, 2008	41

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

42	ANNUAL REPORT	OCTOBER 31, 2008

Automatic Dividend Reinvestment Plans

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by each Fund are automatically reinvested in additional Common Shares of each Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Quality Fund, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund.The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, a Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If a Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares.The shares acquired are credited to each shareholder’s account.The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of a Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in a Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan.The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by each Fund. However, brokerage commissions may be incurred when a Fund purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a market premium, a Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of a Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. should contact BNY Mellon Shareowner Services, P.0. Box 385035, Pittsburgh, PA 15252-8055, Telephone: (800) 432-8224 and shareholders of BlackRock MuniYield Quality Fund, Inc. should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	OCTOBER 31, 2008	43

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Directors[1]
Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.	113 Funds 110 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.	113 Funds 110 Portfolios	AtriCure, Inc. (med- ical devices); Care Investment Trust, Inc. (health care REIT)
G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Bio logy and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.	113 Funds 110 Portfolios	None
Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	113 Funds 110 Portfolios	None
Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	113 Funds 110 Portfolios	None
Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.	113 Funds 110 Portfolios	The McClatchy Company (newspaper publishing)
James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	113 Funds 110 Portfolios	None

44	ANNUAL REPORT	OCTOBER 31, 2008

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Directors[1] (concluded)
Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	113 Funds 110 Portfolios	BlackRock-Kelso Capital Corp.
R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007	Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.	113 Funds 110 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insur- ance); Information Services Group (media/technology)
W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007	Mizuho Financial Group Professor of Finance, Harvard Business School and Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.	113 Funds 110 Portfolios	None
Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director and Member of the Audit Committee	Since 1996	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005.	113 Funds 110 Portfolios	None
	1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 19 88; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998; and Robert S. Salomon, Jr. since 1996.

ANNUAL REPORT	OCTOBER 31, 2008	45

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Directors[1]
Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	184 Funds 295 Portfolios	None
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None
	1		Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[2]
Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
	2		Officers of the Funds serve at the pleasure of the Board of Directors.

46	ANNUAL REPORT	OCTOBER 31, 2008

BlackRock Closed-End Funds

Accounting Agent	Independent Registered Public	Legal Counsel	Address of the Funds
State Street Bank and	Accounting Firm	Skadden, Arps, Slate,	P.O. Box 9011
Trust Company	Deloitte & Touche LLP	Meagher & Flom LLP	Princeton, NJ 08543-9011
Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10036

BlackRock MuniYield Fund, Inc. and
BlackRock MuniYield Quality Fund II, Inc.		BlackRock MuniYield Quality Fund, Inc.

Custodian		Custodian
The Bank of New York Mellon		State Street Bank and
New York, NY 10286		Trust Company
Boston, MA 02101
Transfer Agent
Common Shares and		Transfer Agents
Preferred Shares:		Common Shares:
BNY Mellon Shareowner Services		Computershare Trust Company, N.A.
Jersey City, NJ 07310		Providence, RI 02940

Preferred Shares:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

ANNUAL REPORT	OCTOBER 31, 2008	47

Additional Information
Proxy Results
The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008, to elect director nominees of each Fund:

Approved the Directors as follows:
	G. Nicholas Beckwith, III		Kent Dixon		R. Glenn Hubbard
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock MuniYield Fund, Inc.	41,047,318	1,336,370	41,046,065	1,337,623	41,049,258	1,334,430
BlackRock MuniYield Quality Fund II, Inc.	19,697,597	849,335	19,704,597	842,335	19,700,633	846,299
BlackRock MuniYield Quality Fund, Inc.	27,667,896	888,083	27,660,294	895,685	27,663,213	892,766
	W. Carl Kester		Robert S. Salomon, Jr.		Richard S. Davis
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock MuniYield Fund, Inc.	8,548[1]	1,425[1]	41,041,489	1,342,199	41,059,992	1,323,696
BlackRock MuniYield Quality Fund II, Inc.	4,349[1]	65[1]	19,693,903	853,029	19,703,835	843,097
BlackRock MuniYield Quality Fund, Inc.	6,962[1]	123[1]	27,660,113	895,866	27,674,073	881,906
	Frank J. Fabozzi		James T. Flynn		Karen P. Robards
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock MuniYield Fund, Inc.	8,548[1]	1,425[1]	41,048,779	1,334,909	41,049,047	1,334,641
BlackRock MuniYield Quality Fund II, Inc.	4,349[1]	65[1]	19,696,969	849,963	19,704,720	842,212
BlackRock MuniYield Quality Fund, Inc.	6,962[1]	123[1]	27,661,471	894,508	27,664,032	891,947
	Richard E. Cavanagh		Kathleen F. Feldstein		Henry Gabbay
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock MuniYield Fund, Inc.	41,064,207	1,319,481	41,046,234	1,337,454	41,056,659	1,327,029
BlackRock MuniYield Quality Fund II, Inc.	19,706,337	840,595	19,689,027	857,905	19,705,552	841,380
BlackRock MuniYield Quality Fund, Inc.	27,671,329	884,650	27,663,106	892,873	27,669,834	886,145
	Jerrold B. Harris
		Votes
	Votes For	Withheld
BlackRock MuniYield Fund, Inc.	41,046,406	1,337,282
BlackRock MuniYield Quality Fund II, Inc.	19,705,052	841,880
BlackRock MuniYield Quality Fund, Inc.	27,670,168	885,811
[1] Voted on by holders of Preferred Shares only.

48	ANNUAL REPORT	OCTOBER 31, 2008

Additional Information (continued)
Dividend Policy

The Funds dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	OCTOBER 31, 2008	49

Additional Information (concluded)
Articles Supplementary

Effective September 13, 2008, following approval by the Funds’ Board and the applicable rating agencies, the Board amended the terms of the Funds’ Preferred Shares in order to allow the Funds to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Funds’ Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Funds’ permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Fund’s investments in TOBs into applicable calculations.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date				Percentage of Fiscal Year to Date
	Cumulative Distributions by Character				Cumulative Distributions by Character
		Net				Net
	Net	Realized	Return	Total Per	Net	Realized	Return	Total Per
	Investment	Capital	of	Common	Investment	Capital	of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BlackRock MuniYield Fund, Inc.	$0.795	—	—	$0.795	100%	0%	0%	100%
BlackRock MuniYield Quality Fund, Inc.	$0.681	$0.073	—	$0.754	90%	10%	0%	100%
BlackRock MuniYield Quality Fund II, Inc.	$0.600	—	—	$0.600	100%	0%	0%	100%

50	ANNUAL REPORT	OCTOBER 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#MYQII-10/08

Item 2 –
Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –
Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Quality Fund, Inc.	$35,800	$55,450	$3,500	$3,500	$6,100	$6,100	$1,049	$1,042
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Quality Fund, Inc.	$298,149	$295,142

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –
Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –
Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2008.

(a)(1)BlackRock MuniYield Quality Fund, Inc. is managed by a team of investment professionals comprised of Michael A. Kalinoski, Theodore R. Jaeckel, Jr., CFA, and Walter O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the Fund’s management team since 2006. Mr. Kalinoski has been a member of the Fund’s portfolio management team since 2000.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. Kalinoski joined BlackRock in 2006. Prior to joining BlackRock, he was Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and a Vice President from 1999 to 2006. He has been a portfolio manager of BlackRock or MLIM since 1999.

(a)(2) As of October 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$16.62 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$16.62 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	6	0	0	0	0	0
	$2.26 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel, O’Connor and Kalinoski have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities. As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	$1 - $10,000
Walter O’Connor	None
Michael A. Kalinoski	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –
Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –
The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock MuniYield Quality Fund, Inc.

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Quality Fund, Inc.

Date: December 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Quality Fund, Inc.

Date: December 19, 2008